                                  SCHEDULE 14A

                                 (Rule 14a-101)
                     Information Required in Proxy Statement
                            Schedule 14A Information

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement             [ ] CONFIDENTIAL, FOR USE OF THE
                                            COMMISSION ONLY (AS PERMITTED BY
[ ] Definitive Proxy Statement              RULE 14a-6(e)(2))

[ ] Definitive Additional Materials

[ ] Soliciting Material Under 14a-12

                          STATE FARM GROWTH FUND, INC.
                         STATE FARM BALANCED FUND, INC.
                          STATE FARM INTERIM FUND, INC.
                      STATE FARM MUNICIPAL BOND FUND, INC.
                      ------------------------------------

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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                                       2

                  IMPORTANT INFORMATION FOR STOCKHOLDERS OF THE
       STATE FARM GROWTH FUND, INC., STATE FARM BALANCED FUND, INC., STATE
        FARM INTERIM FUND, INC. AND STATE FARM MUNICIPAL BOND FUND, INC.

AT A SPECIAL STOCKHOLDER MEETING ON MARCH 16, 2001, YOU WILL BE ASKED TO APPROVE
 A SERIES OF PROPOSED CHANGES TO YOUR FUND. ALTHOUGH WE RECOMMEND THAT YOU READ CAREFULLY THE PROXY STATEMENT THAT DESCRIBES THE PROPOSED TRANSACTION IN DETAIL,
   WE HAVE PREPARED THE FOLLOWING "QUESTIONS & ANSWERS" FOR YOUR CONVENIENCE.


Q.   WHY IS A SPECIAL STOCKHOLDER MEETING BEING HELD?

A. The Boards of Directors (the "Boards") of the State Farm Growth Fund, Inc. ("Growth Fund"), State Farm Balanced Fund, Inc. ("Balanced Fund"), State Farm Interim Fund, Inc. ("Interim Fund") and State Farm Municipal Bond Fund, Inc. ("Municipal Bond Fund") (each a "Fund" and collectively, the "Funds") have called a special stockholder meeting for March 16, 2001 at which you will be asked to vote on a series of proposed changes to your Fund.

Q.   WHY ARE THESE CHANGES BEING RECOMMENDED?

A. The purpose of the proposed changes is to enable you to benefit from INCREASED OPERATING AND POTENTIAL COST EFFICIENCIES by standardizing the Funds' corporate structure with other State Farm Mutual Funds and EXPANDED INVESTMENT FLEXIBILITY by eliminating or amending certain of the Funds' fundamental investment restrictions and policies and by making changes to certain of the Funds' investment objectives. The changes will be effected through a tax-free reorganization of each Fund. The Boards have unanimously agreed that these proposals are in your best interests and recommend that you vote in favor of them.

Q. WILL I HAVE TO PAY ANY FEES OR EXPENSES IN CONNECTION WITH THE PROPOSED CHANGES?

A. You will pay no fees or sales charges directly in connection with the implementation of the proposed changes. However, the costs associated with the stockholder meeting will be borne by the Funds. These costs are estimated to be approximately $0.00035 per share. The Boards believe these costs will be more than offset by the increased operating and potential cost efficiencies created by standardizing the Funds' corporate structure with other State Farm Mutual Funds.

Q.   WHY IS A REORGANIZATION OF THE FUNDS BEING RECOMMENDED?

A. The proposed reorganization of each Fund's corporate structure will standardize the Funds' organizational structures with those of State Farm's other mutual funds. Standardization is designed to promote operational and potential cost efficiencies.

     If the reorganizations are approved, the following will occur: (1) Growth Fund will transfer all of its assets and liabilities to, and Growth Fund stockholders will become holders of the same number of shares of, State Farm Growth Fund ("New Growth Fund"), a series of State Farm Associates' Funds Trust, a newly-organized Delaware business trust (the "Trust") whose Board of Trustees is comprised of the same individuals on the Funds' Boards; (2) Balanced Fund will transfer all of its assets and liabilities to, and Balanced Fund stockholders will become holders of the same number of shares of, State Farm Balanced Fund, a series of the Trust ("New Balanced Fund"); (3) Interim Fund will transfer all of its assets and liabilities to, and Interim Fund stockholders will become holders of the same number of shares of, State Farm Interim Fund, a series of the Trust ("New Interim Fund"); and (4) Municipal Bond Fund will transfer all of its assets and liabilities to, and Municipal Bond Fund stockholders will become holders of the same number of shares of, State Farm Municipal Bond Fund, a series of the Trust ("New Municipal Bond Fund", and together with New Growth Fund, New Balanced Fund and New Interim Fund, the "New Funds"). THE REORGANIZATIONS WILL NOT CHANGE THE FUNDS' PORTFOLIO MANAGEMENT PERSONNEL, THEIR INVESTMENT OBJECTIVES AND POLICIES (OTHER THAN THE SPECIFIC INVESTMENT OBJECTIVE AND POLICY CHANGES DESCRIBED BELOW), OR CREATE ANY TAX CONSEQUENCES FOR EITHER THE FUNDS OR THEIR STOCKHOLDERS.

Q.   WHAT WILL HAPPEN TO THE VALUE OF MY INVESTMENT AND THE SHARES I OWN?

A. After approval, and upon completion of the reorganizations, all of the assets of Growth Fund, Balanced Fund, Interim Fund and Municipal Bond Fund will be transferred, tax-free, to New Growth Fund, New Balanced Fund, New Interim Fund and New Municipal Bond Fund, respectively. Your Fund shares will automatically convert into the same number of the respective New Fund shares, with the same net asset value per share. At the time of issuance, your investment in the New Fund will have the same value as your investment in the respective Fund on that date. Those shares will appear on your next stockholder statement. No certificates for the New Fund shares will be issued as part of the reorganization.

Q.   WILL THE REORGANIZATION CREATE ANY TAX LIABILITY FOR ME?

A. You will recognize no gain or loss on the transaction and the tax bases and holding periods of the New Fund shares you receive will be the same as the tax bases and holding periods of your Fund shares. The reorganizations will not change the Funds' portfolio management personnel, their investment objectives and policies (other than the specific policy changes described below), or create any tax consequences for either the Funds or their stockholders. In addition, the Funds will consummate the reorganizations only if they receive an opinion from the Funds' tax counsel that each reorganization will qualify as a tax-deferred reorganization.

Q.   HOW ARE THE FUNDS' INVESTMENT POLICIES CHANGING?

A. The Boards have recommended that stockholders approve changes to certain of the Funds' investment objectives and to change each Fund's fundamental investment objective to non-fundamental. The Boards also approved other minor revisions to the Funds' fundamental investment restrictions. The Boards believe that amending the investment objectives of the Funds would more accurately describe the characteristics of securities in which the Funds invest. The other recommended changes are designed to increase the Funds' investment flexibility, delete or modify investment restrictions that no longer are required by law, and standardize these policies with those of other State Farm Mutual Funds.

Q. CAN I EXCHANGE OR REDEEM MY FUND SHARES BEFORE THE PROPOSED CHANGES TAKE EFFECT?

A. You may exchange your Fund shares for shares of any other Fund or redeem your shares at any time. If you choose to do so, your request will be treated as a normal exchange or redemption of shares. Please see the Fund Prospectus for a discussion of tax consequences related to exchanges and redemptions.

Q.   WHO SHOULD I CALL FOR FURTHER INFORMATION?

A. You may call State Farm at 1-800-447-0740 weekdays from 7:00 a.m. to 7:00 p.m. Central time with any questions you have about the proposed reorganizations.

_____________, 2001


Dear Fund Stockholder:

A special meeting of stockholders will be held the 16th day, March, 2001 at 10:00 a.m., Central time, at One State Farm Plaza, Bloomington, Illinois. At this meeting, you will be asked to vote on proposals to make certain changes relating to how the State Farm Growth Fund, Inc., State Farm Balanced Fund, Inc., State Farm Interim Fund, Inc. and State Farm Municipal Bond Fund, Inc. (the "Funds") are organized and managed. These changes are designed to enhance the Funds' ability to meet their investment objectives, and lower the Funds' operating costs.

THE BOARDS OF DIRECTORS OF THE FUNDS HAVE UNANIMOUSLY DETERMINED THAT THE PROPOSALS YOU WILL VOTE ON ARE ADVISABLE, IN THE BEST INTERESTS OF ALL STOCKHOLDERS AND URGE YOU TO VOTE IN FAVOR OF THE PROPOSALS.

The enclosed proxy statement describes the proposals relating to the Funds in greater detail.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

We appreciate your continued support and confidence.

Very truly yours,

/s/ Edward B. Rust, Jr.

------------------
President
State Farm Growth Fund, Inc.
State Farm Balanced Fund, Inc.
State Farm Interim Fund, Inc.
State Farm Municipal Bond Fund, Inc.

                          STATE FARM GROWTH FUND, INC.
                         STATE FARM BALANCED FUND, INC.
                          STATE FARM INTERIM FUND, INC.
                      STATE FARM MUNICIPAL BOND FUND, INC.

                One State Farm Plaza, Bloomington, Illinois 61710
                             Telephone 800-447-0740

                    Notice of Special Meeting of Stockholders
                                 March 16, 2001

     A special meeting of stockholders of State Farm Growth Fund, Inc. ("Growth Fund"), State Farm Balanced Fund, Inc. ("Balanced Fund"), State Farm Interim Fund, Inc. ("Interim Fund") and State Farm Municipal Bond Fund, Inc. ("Municipal Bond Fund") (each a "Fund" and collectively, the "Funds") will be held at One State Farm Plaza, Bloomington, Illinois, on the 16th day, March, 2001 at 10:00 a.m., Central time.

     The specific items you will be asked to vote on, each of which is discussed in this proxy statement, are:

     1) To approve a reorganization of each Fund into new funds called the State Farm Growth Fund, State Farm Balanced Fund, State Farm Interim Fund and State Farm Municipal Bond Fund, each a series of State Farm Associates' Funds Trust, a new Delaware business trust (the "Trust").

     2)   a.   (FOR GROWTH FUND STOCKHOLDERS ONLY) To approve changes in Growth
          Fund's investment objective.

          b. (FOR BALANCED FUND STOCKHOLDERS ONLY) To approve changes in Balanced Fund's investment objective.

          c. (FOR INTERIM FUND STOCKHOLDERS ONLY) To approve changes in Interim Fund's investment objective.

     3) To change each Fund's fundamental investment objective to non-fundamental.

     4)   a.   (FOR GROWTH FUND STOCKHOLDERS ONLY) To approve changes in Growth
          Fund's fundamental investment restrictions.

          b. (FOR BALANCED FUND STOCKHOLDERS ONLY) To approve changes in Balanced Fund's fundamental investment restrictions.

          c. (FOR INTERIM FUND STOCKHOLDERS ONLY) To approve changes in Interim Fund's fundamental investment restrictions.

          d. (FOR MUNICIPAL BOND FUND STOCKHOLDERS ONLY) To approve changes in Municipal Bond Fund's fundamental investment restrictions.

     5) To transact such other business as may properly come before the Meeting.

     Stockholders of record at the close of business on _____________, 2001 are entitled to notice of and to vote at the Meeting.

David R. Grimes
Secretary

________________, 2001

                          STATE FARM GROWTH FUND, INC.
                         STATE FARM BALANCED FUND, INC.
                          STATE FARM INTERIM FUND, INC.
                      STATE FARM MUNICIPAL BOND FUND, INC.

                                 PROXY STATEMENT
                      FOR A SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 16, 2001



                                  INTRODUCTION

     This proxy statement explains each of the items you will be asked to vote on at the special meeting of the stockholders of State Farm Growth Fund, Inc. ("Growth Fund"), State Farm Balanced Fund, Inc. ("Balanced Fund"), State Farm Interim Fund, Inc. ("Interim Fund") and State Farm Municipal Bond Fund, Inc. ("Municipal Bond Fund") (each a "Fund" and collectively, the "Funds") to be held at 10:00 a.m., Central time, on the 16th day of March, 2001, at One State Farm Plaza, Bloomington, Illinois 61710 (the "Meeting"). Each of the Funds is a Maryland corporation (each a "Corporation" and collectively, the "Corporations"). This proxy statement was first mailed to stockholders on or about __________, 2001.

                              SUMMARY OF PROPOSALS

     This proxy statement covers four Proposals -- approval of a reorganization of the Funds into new funds, each of which is a series of a new Delaware business trust (the "Reorganization"), the approval of changes to the investment objectives of certain of the Funds, the authorization of the board of trustees to change the Funds' investment objectives without stockholder approval, and the approval of changes to certain fundamental investment restrictions for each of the Funds. As part of the Reorganization, you will be asked to ratify the selection of trustees to the new Trust. However, in case the Reorganization is not approved, we are requesting that you approve the election of the same slate of individuals proposed to be Trustees of the Trust as Directors of each of the Funds. Should stockholders approve the Reorganization, this approval would become moot and would have no effect.

     REASONS FOR THE PROPOSED CHANGES. The boards of directors of the Funds (the "Boards" or the "Directors") have approved a Reorganization of the Funds into new series of a trust called State Farm Associates' Funds Trust, a Delaware business trust (the "Trust"). The new series of the Trust will be known as State Farm Growth Fund ("New Growth Fund"), State Farm Balanced Fund ("New Balanced Fund"), State Farm Interim Fund ("New Interim Fund") and State Farm Municipal Bond Fund ("New Municipal

Bond Fund") (collectively referred to hereafter as the "New Funds"). You will be asked to approve the Reorganization of the Funds at the Meeting. The purpose of the Reorganization is to reduce the amount of state taxes that the Funds pay annually and to standardize the Funds' structure and Board make-up with other State Farm Mutual Funds.

     VOTING. The stockholders of all Funds will vote on the Reorganization and to change each Fund's fundamental investment objective to non-fundamental. The stockholders of each Fund will vote separately on the changes to investment restrictions affecting each Fund, as shown in the table below:

----------------------------------------------------------------------------------------------------------
                    PROPOSAL                                                FUND
----------------------------------------------------------------------------------------------------------
                                                   -------------------------------------------------------
                                                      GROWTH       BALANCED      INTERIM      MUNICIPAL
                                                       FUND          FUND          FUND       BOND FUND
----------------------------------------------------------------------------------------------------------
1.       Reorganization of the Funds                    X             X             X             X
----------------------------------------------------------------------------------------------------------
2.       Ratify New Boards of Directors                 X             X             X             X
----------------------------------------------------------------------------------------------------------
3(a).    Changes to Growth Fund's                       X
         investment objective
----------------------------------------------------------------------------------------------------------
3(b).    Changes to Balanced Fund's
         investment objective                                         X
----------------------------------------------------------------------------------------------------------
3(c).    Changes to Interim Fund's
         investment objective                                                       X
----------------------------------------------------------------------------------------------------------
4.       Change the Funds' fundamental
         investment objectives to
         non-fundamental                                X             X             X             X
----------------------------------------------------------------------------------------------------------
5(a).    Changes to Growth Fund's Fundamental
         Investment Restrictions                        X
----------------------------------------------------------------------------------------------------------
5(a).    Changes to Balanced Fund's
         Fundamental Investment Restrictions                          X
----------------------------------------------------------------------------------------------------------
5(b).    Changes to Interim Fund's Fundamental
         Investment Restrictions                                                    X
----------------------------------------------------------------------------------------------------------
5(b).    Changes to Municipal Bond Fund's                                                         X
         Fundamental Investment Restrictions
----------------------------------------------------------------------------------------------------------

     Each of these proposals is discussed thoroughly in this proxy statement. In addition, on page ___ of this proxy statement, you will find a chart showing the required votes for each proposal. We urge you to refer to the chart and to read this proxy statement carefully.

                 WE RECOMMEND THAT YOU VOTE "FOR" ALL PROPOSALS.


                                   PROPOSAL 1
                           REORGANIZATION OF THE FUNDS
-------------------------------------------------------------------------------

     INTRODUCTION. The Funds are organized as corporations under the laws of the State of Maryland. On December 15, 2000, the Boards unanimously declared advisable and approved an Agreement and Plan of Reorganization (the "Reorganization Agreement") in the form attached hereto as EXHIBIT A. The Reorganization Agreement provides for the Reorganization of the Funds into new series of the Trust, a newly-organized Delaware business trust. The Trust was organized for the purpose of succeeding to the business of the Funds.

     The purpose of the Reorganization is to convert the corporate structure of the Funds so that they are uniform with the other State Farm Mutual Funds. The Funds' investment adviser, administrator and principal underwriter, State Farm Investment Management Corp. ("SFIMC"), believes that the standardization of documents and operational policies will help to promote operational efficiencies, allocate work flows more effectively and allow for future changes, which should benefit the Funds through cost efficiencies that may lower the Funds' operating costs. The Reorganization is a cost saving measure that will reduce the amount of state taxes the Funds pay annually, and will not change the Funds' portfolio management personnel, their investment objectives and policies or create any tax consequences for either the Funds or their stockholders. WE RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 1.

     REASONS FOR THE REORGANIZATION. The Funds will pay less in state taxes as a Delaware business trust. Currently, the Funds pay foreign franchise taxes to the State of Illinois. This tax applies to the Funds because they are headquartered in Illinois and are "foreign" corporations - that is, organized as corporations under the laws of a different state, Maryland. If the Funds were instead organized in the form of a business trust (as many mutual funds are), they would be exempt from the Illinois foreign franchise tax.

     The following table shows (i) the amount of Illinois foreign franchise taxes paid by the Funds for the last fiscal year, and (ii) the amount of Illinois foreign franchise taxes that the Funds would have paid if it had been organized as a business trust for the last fiscal year.

                                                  LAST YEAR'S                         SAME BILL AS A
         FUND                                     ILLINOIS TAX BILL                   BUSINESS TRUST
         -------------------------------------------------------------------------------------------
         Growth Fund                              $18,673                             $0
         Balanced Fund                            $19,450                             $0
         Interim Fund                             $10,995                             $0
         Municipal Bond Fund                      $19,287                             $0

     "Last Year's Illinois Tax Bill" is the approximate amount that we expect to save the Funds annually by reorganizing them into a Delaware business trust. These anticipated savings are based on the size of the Funds during their last fiscal year. If the Funds grow, so will the amount of their tax savings. Of course, the one-time costs of reorganizing will offset the Funds' tax savings to a limited extent. These costs, which mostly relate to the printing, mailing, and tabulation of proxies, are estimated at $19,557 for Growth Fund, $6,417 for Balanced Fund, $4,163 for Interim Fund and $14,863 for Municipal Bond Fund.

     HOW THE REORGANIZATION WILL BE ACCOMPLISHED. The Reorganization Agreement sets forth the steps of the Reorganization as described below:

     - Growth Fund will transfer all of its assets to New Growth Fund in exchange for New Growth Fund assuming all of the liabilities and duties of Growth Fund and will file Articles of Transfer with the Maryland State Department of Assessments and Taxation;

     - Balanced Fund will transfer all of its assets to New Balanced Fund in exchange for New Balanced Fund assuming all of the liabilities and duties of Balanced Fund and will file Articles of Transfer with the Maryland State Department of Assessments and Taxation;

     - Interim Fund will transfer all of its assets to New Interim Fund in exchange for New Interim Fund assuming all of the liabilities and duties of Interim Fund and will file Articles of Transfer with the Maryland State Department of Assessments and Taxation;

     - Municipal Bond Fund will transfer all of its assets to New Municipal Bond Fund in exchange for New Municipal Bond Fund assuming all of the liabilities and duties of Municipal Bond Fund and will file Articles of Transfer with the Maryland State Department of Assessments and Taxation;

     - each New Fund will issue to each respective Fund the number of shares of the New Fund equal to the number of and value of shares of that Fund;

     -    as the sole shareholders of the Trust the Funds will

          (i) approve a proposed new investment advisory agreement between the Trust and SFIMC, a copy of which is attached as Exhibit __;

          (ii) ratify the election of the trustees of the Trust; and

          (ii) ratify the selection of the Trust's auditor.

     - the Funds will distribute to you the number of shares of the New Funds (including fractional shares) equal in number and value to the shares of the Funds held by you; and

     - the Funds will subsequently be dissolved and terminate and will file Articles of Dissolution with the Maryland State Department of Assessments and Taxation.

     The investment policies of the New Funds will be identical to the investment policies of the respective Funds. If this Proposal is approved at the scheduled stockholder meeting, the effective time of the Reorganization is currently expected to take place a short time later.

     CERTAIN COMPARATIVE INFORMATION ON THE CORPORATIONS AND THE TRUST. As a Delaware business trust, the Trust's operations are governed by its declaration of trust ("Declaration of Trust") and By-laws and by Delaware law, rather than by the Articles of Incorporation, as amended, and By-laws, as amended and restated (the "By-laws"), of the Corporations and Maryland law.

     Set forth below is a summary of certain differences between the two forms of organization and governing corporate documents. You may obtain copies of the Declaration of Trust and the By-laws of the Trust and each of the Funds' Articles of Incorporation and By-laws, without charge, upon written request to the Secretary of the Funds. The Corporations, the Funds and the Trust are each subject to the 1940 Act and the rules and regulations thereunder.

     THE TRUST. The Trust was organized as a Delaware business trust on _________ __, 200__ for the purpose of succeeding to the business of the Funds.

     SHARES. The shares of beneficial interest of the Trust (and each series thereof) are transferable. The Trust can issue an unlimited number of shares of beneficial interest. Each share of any series of the Trust represents an equal proportionate interest in the assets owned by, and the liabilities of, that series and shall not extend to the assets of the Trust separately. As such, each share of a series of the Trust is entitled to dividends and distributions when and as declared by the Board of Trustees. Under the Articles of Incorporation, as amended, of Growth Fund, Growth Fund is currently authorized to issue up to 40,000,000 common shares, $0.50 par value per share. The Articles of Incorporation of each of Balanced Fund and Interim Fund, as amended, provide that each of those Funds are currently authorized to issue up to 40,000,000 common shares, $1.00 par value per share. Under the Articles of Incorporation, as amended, of Municipal Bond Fund, Municipal Bond Fund is currently authorized to issue up to 100,000,000 common shares, $1.00 par value per share.

     CLASSES OF SHARES. The Funds are authorized to offer one class of shares: namely, common stock. Under the Declaration of Trust, the Trustees have authority to divide the shares into two or more series, and to divide each series into two or more classes of shares.

     STOCKHOLDER VOTING RIGHTS. Under the Maryland General Corporation Law (the "Maryland Code"), a Maryland corporation registered under the 1940 Act is not required to hold annual meetings unless so required by the 1940 Act. Under Delaware law, the Trust is not required to hold annual shareholder meetings. Under the Declaration of Trust and the 1940 Act, however, shareholder meetings are required to be called for various purposes, such as electing or removing trustees of the Trust (although trustees may be elected to fill vacancies or be removed by the Board of Trustees without a vote of shareholders, subject to certain restrictions in the 1940 Act), changing fundamental investment policies, approving or disapproving an investment advisory contract, and ratifying or rejecting a selection of different auditors. Any matter submitted to a vote of the Trust shareholders is voted by series unless otherwise required by the 1940 Act or as determined by the Board of Trustees.

     The Maryland Code and the By-laws of each Fund provide that a meeting of stockholders shall be called upon the written request of stockholders representing 25% of the outstanding shares of the Fund. The By-laws of each Fund provide that written notice of a stockholders meeting must be given at least 10 days, but not more than 90 days, before the meeting, and the Declaration of Trust provides the same. The Declaration of Trust provides that a meeting of shareholders shall be called upon the written request of the holders of at least 10% of the outstanding shares of the Trust, if shareholders of all series are required to vote in the aggregate, or of any series, if shareholders of such series are entitled to vote by series.

     The Declaration of Trust provides that the trustees shall set in the By-laws the quorum required for the transaction of business by shareholders, provided that at least 30% of the shares entitled to be voted on a matter shall be necessary to constitute a quorum. Currently, a quorum for each of the Funds is a majority of the shares entitled to be voted. Thus, under the Declaration of Trust, a meeting of shareholders of the Trust could take place even if less than a majority of the shares were represented at the meeting. Some matters under the Declaration of Trust requiring approval by a majority or greater percentage of the shares entitled to vote would not be affected by this provision, nor would matters that under the 1940 Act require the vote of a "majority" of the outstanding shares (as defined in the 1940 Act).

     The By-laws of each Fund provide that if a quorum is not present at a stockholders meeting, the stockholders entitled to vote who are present in person or represented by proxy may adjourn the meeting until a quorum is present or represented. The Declaration of Trust provides that adjourned meetings may be held within a reasonable time after the date of the original meeting without further notice.

     Under the Declaration of Trust, each trustee of the Trust serves until the next meeting of shareholders, if any, called for the purpose of re-electing trustees or electing successors to such trustees and until the election and qualification of his successor, or until he sooner dies, resigns, becomes incapacitated or is removed for cause by a vote of shareholders of the Trust holding not less than two-thirds of the shares then outstanding or by a vote of two-thirds of the trustees then in office. The Declaration of Trust provides that trustees shall be elected by a plurality of the votes cast at a meeting at which a quorum is present. The By-laws of each Fund state that directors must be elected by the vote of a majority of the shares present or in person or represented by proxy and voting on the matter.

     PRE-EMPTIVE RIGHTS. Stockholders of the Fund have no pre-emptive rights under the Articles of Incorporation. Similarly, shareholders will not have pre-emptive rights under the Declaration of Trust.

     LIABILITY OF STOCKHOLDERS. Under Delaware law, shareholders of a Delaware business trust could, under certain theoretical circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust, and the Trust disclaims shareholder liability for acts or obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. Moreover, the Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligation of the Trust and the Trust shall upon the request of the shareholder or former shareholder assume the defense of any claim made against the stockholder for any act or obligation of the Trust and satisfy any judgement. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is considered by the Trust to be remote, since it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. As owners of a Maryland corporation, Fund stockholders have no personal liability for the Funds' acts or obligations, except that a stockholder may be liable to the extent that: (i) the purchase price of his shares has not been received by the Fund in the amount or manner required by Maryland law; (ii) he knowingly receives a dividend or distribution made contrary to Maryland law; or (iii) with his knowledge, the consideration to him from the Fund upon redemption of his shares was paid in violation of Maryland law.

     LIABILITY OF DIRECTORS AND TRUSTEES. Under the Declaration of Trust, the trustees are personally liable only for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties as trustees and not for errors of judgment or mistakes of fact or law. Under the Declaration of Trust, trustees and officers will be indemnified against liabilities and expenses incurred in connection with the defense or disposition of any proceeding in which they are involved by reason of their position with the Trust, except that they are not indemnified against liabilities or expenses arising from conduct adjudicated to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties or with respect to any matter as to which the trustee shall have been adjudicated not to have acted in good faith in the reasonable belief that the action was in the best interests of the Trust. The Trust may also advance money for these expenses, provided that the trustee or officer undertakes to repay the Trust if his conduct is later adjudicated to preclude indemnification and certain other conditions are met.

     Maryland law provides that the Funds may indemnify any director or officer made a party to a proceeding as a result of his status as such UNLESS it is established that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and committed in bad faith or was the result of active and deliberate dishonesty, (ii) the director or officer actually received an improper personal benefit or (iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Maryland law permits the Funds to advance reasonable expenses to a director or officer if the Funds have received (i) a written affirmation by the director or officer of his good faith belief that indemnification is warranted under the law and (ii) a written undertaking to repay the amount of the indemnification if it is determined that the indemnification is not warranted.

     APPRAISAL RIGHTS. As a stockholder of any of the Funds, you will not have appraisal rights in connection with the Reorganization. Under the Declaration of Trust, shareholders will not have appraisal rights.

     This discussion is only a summary of certain of the differences between
(i) the Trust, its Declaration of Trust and By-laws and Delaware law, and
(ii) the Funds, their Articles of Incorporation and By-laws and Maryland law. It is not a complete list of differences. You may refer to the provisions of the Articles of Incorporation, as amended and restated, By-laws of the Funds and Maryland law, and the Declaration of Trust, Trust By-laws and Delaware law for a more thorough comparison.

     EXPENSES. The Funds will bear the costs of the Reorganization, but we believe that these costs will be more than offset by the cost efficiencies that the Reorganization is expected to create.

     FEDERAL INCOME TAX CONSEQUENCES. It is anticipated that the transactions contemplated by the Reorganization Agreement will be tax-deferred for federal income tax purposes. The Funds have received an opinion of Bell, Boyd & Lloyd LLC, counsel to the Funds, that under the Internal Revenue Code of 1986, as amended, the Reorganization will not give rise to the recognition of income, deductions, gain or loss for federal income tax purposes to the Funds, the Trust, or the stockholders of the Funds. A shareholder's aggregate adjusted basis for tax purposes in shares of the Trust after the

Reorganization will be the same as the stockholder's aggregate adjusted basis for tax purposes in the shares of the Funds immediately before the Reorganization. The holding period of the shares of the Trust received by a stockholder of a Fund will include the holding period of shares of the Fund exchanged therefor, provided that at the time of the exchange the shares were held by the stockholder as capital assets.

     RATIFICATION OF THE ELECTION OF TRUSTEES. By voting in favor of the Reorganization, stockholders of the Funds will be authorizing the Funds, in their capacity as initial shareholders of the Trust, to elect a Board of Trustees.

     The affairs of the Trust are managed by a Board of Trustees rather than a Board of Directors as under Maryland law. Seven individuals have been nominated to serve as trustees of the Trust. Of these seven individuals, Messrs. Rust, Joslin, Mengler, and Shirk currently serve on the Boards of the Funds. Messrs. Boschini, Vance and Altorfer have not previously served on the Boards. Messrs. Hoopes and Merwin are not standing for re-election to serve as trustees of the Trust.

     The following table shows each individual who is standing for election, his/her age, and their principal occupation or employment during the last five years.

-----------------------------------------------------------------------------------------------------------------
                                                        Principal Occupation
        Name and Age                                   During Last Five Years
-----------------------------------------------------------------------------------------------------------------
Edward B. Rust, Jr.*                  CHAIRMAN OF THE BOARD, CEO, AND DIRECTOR - State Farm Mutual
50                                    Automobile Insurance Company; PRESIDENT, CEO, AND DIRECTOR - State
                                      Farm Life Insurance Company, State Farm Life and Accident Assurance
                                      Company, State Farm Annuity and Life Insurance Company, State Farm
                                      General Insurance Company, State Farm Fire and Casualty Company, State
                                      Farm Investment Management Corp.; TRUSTEE, CHAIRMAN OF THE BOARD AND
                                      PRESIDENT (SINCE 1997) - State Farm Variable Product Trust; CHAIRMAN
                                      OF THE BOARD AND DIRECTOR (since 1999) - State Farm Federal Savings
                                      Bank; PRESIDENT, CEO, AND DIRECTOR (SINCE 1997) - State Farm VP
                                      Management Corp.; PRESIDENT - State Farm County Mutual Insurance
                                      Company of Texas; DIRECTOR - State Farm Lloyds, Inc., State Farm
                                      International Services, Inc.; CHAIRMAN OF THE BOARD, PRESIDENT, AND
                                      TREASURER - State Farm Companies Foundation; PRESIDENT AND DIRECTOR -
                                      State Farm Interim Fund, Inc., State Farm Municipal Bond Fund, Inc.,
                                      State Farm Balanced Fund, Inc., State Farm Growth Fund, Inc.

-----------------------------------------------------------------------------------------------------------------
Roger S. Joslin*                      VICE CHAIRMAN, CHIEF FINANCIAL OFFICER, SENIOR VICE PRESIDENT,
64                                    TREASURER, AND DIRECTOR - State Farm Mutual Automobile Insurance
                                      Company; DIRECTOR - State Farm Life Insurance Company, State Farm Life
                                      and Accident Assurance Company, State Farm Annuity and Life Insurance
                                      Company; DIRECTOR, SENIOR VICE PRESIDENT, AND TREASURER - State Farm
                                      General Insurance Company, State Farm Lloyds, Inc., State Farm
                                      International Services, Inc.; SENIOR VICE PRESIDENT AND TREASURER -
                                      State Farm Investment Management Corp.; TRUSTEE, VICE PRESIDENT AND
                                      TREASURER (SINCE 1997) - State Farm Variable Product Trust; DIRECTOR,
                                      SENIOR VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER (SINCE
                                      1997) - State Farm VP Management Corp.; DIRECTOR, VICE PRESIDENT AND
                                      TREASURER (since 1999) - State Farm Federal Savings Bank; CHAIRMAN OF
                                      THE BOARD, TREASURER, AND DIRECTOR - State Farm Fire and Casualty
                                      Company; TREASURER - State Farm County Mutual Insurance Company of
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                      Texas; ASSISTANT TREASURER - State Farm Companies Foundation; SENIOR
                                      VICE PRESIDENT, TREASURER AND DIRECTOR - State Farm Interim Fund,
                                      Inc., State Farm Municipal Bond Fund, Inc., State Farm Balanced Fund,
                                      Inc., State Farm Growth Fund, Inc.
-----------------------------------------------------------------------------------------------------------------
Thomas M. Mengler                     DEAN, UNIVERSITY OF ILLINOIS COLLEGE OF LAW (SINCE 1993); TRUSTEE
47                                    - State Farm Variable Product Trust (since 1997); DIRECTOR -
                                      State Farm Interim Fund, Inc., State Farm Municipal Bond Fund,
                                      Inc., State Farm Balanced Fund, Inc., State Farm Growth Fund, Inc.

-----------------------------------------------------------------------------------------------------------------
James A. Shirk                        DIRECTOR AND PRESIDENT - Beer Nuts, Inc.; TRUSTEE - State Farm
56                                    Variable Product Trust (since 1997); DIRECTOR - State Farm Interim
                                      Fund, Inc., State Farm Municipal Bond Fund, Inc., State Farm Balanced
                                      Fund, Inc., State Farm Growth Fund, Inc.

-----------------------------------------------------------------------------------------------------------------
Donald A. Altorfer                    PRESIDENT, Capitol Machine Company.
57
-----------------------------------------------------------------------------------------------------------------
Victor J. Boschini                    PRESIDENT, Illinois State University (since 1999); VICE PRESIDENT,
44                                    Illinois State University (1997 to 1999); Associate
                                      Provost, Butler University (1990 to 1997).

-----------------------------------------------------------------------------------------------------------------
David L. Vance                        PRESIDENT, Caterpillar University (since 2000); CHIEF
48                                    ECONOMIST AND MANAGER, Caterpillar, Inc. (since 1994).

-----------------------------------------------------------------------------------------------------------------

     * Trustees who would be "interested persons" of the Trust as defined in the 1940 Act.

          The following individuals previously served on the Boards of the Funds and are not standing to serve as trustees of the Trust:

---------------------------------------------------------------------------------------------------
                                                         Principal Occupation
        Name and Age                                    During Last Five Years
---------------------------------------------------------------------------------------------------
Albert H. Hoopes                               ATTORNEY; TRUSTEE - State Farm Variable Product
85                                             Trust (since 1997).

---------------------------------------------------------------------------------------------------
Davis U. Merwin                                INVESTOR; TRUSTEE - State Farm Variable Product
71                                             Trust (since 1997).
---------------------------------------------------------------------------------------------------


     None of the Boards have established an audit, nominating or compensation committee. These functions are performed by the entire Boards of Directors. DURING 2000, EACH OF THE BOARDS OF DIRECTORS CONDUCTED __ MEETINGS, INCLUDING REGULARLY SCHEDULED AND SPECIAL MEETINGS. EACH DIRECTOR ATTENDED AT LEAST 75% OF THE MEETINGS OF THE BOARD OF DIRECTORS DURING 2000.

     If the Reorganization is approved, it is expected that Messrs. Rust and Joslin will serve as members of the Executive Committee that is authorized to exercise all of the powers of the Board of Trustees. All committee functions will be performed by the entire Board.

     SELECTION OF THE AUDITORS FOR THE NEW FUNDS. By voting in favor of the Reorganization, stockholders of the Funds will be authorizing the Funds, in their capacity as initial shareholders of the Trust, to select Ernst &
Young, LLP as auditors for the Trust for the fiscal year ending December 31, 2001. Ernst & Young, LLP currently serves as auditors of the Funds. Ernst & Young, LLP has no direct or indirect financial interest in the Funds or the Trust, except as auditors and independent accountants. A representative of Ernst & Young, LLP is expected to be present at the Meeting and will be available to respond to any appropriate questions raised at the Meeting and to make a statement if he or she wishes.

     BOARD RECOMMENDATION. We have determined that the transactions contemplated by the Reorganization Agreement are advisable and in the best interests of the Funds' stockholders.

     If stockholders do not approve the Reorganization, the Funds will continue in business as the Corporations.

                  THE DIRECTORS UNANIMOUSLY RECOMMEND THAT THE
             STOCKHOLDERS APPROVE THE REORGANIZATION BY VOTING "FOR"
                                  PROPOSAL 1.


                                   PROPOSAL 2
             RATIFICATION OF THE ELECTION OF NEW BOARDS OF DIRECTORS
--------------------------------------------------------------------------------

     INTRODUCTION. If the stockholders do not approve the Reorganization, stockholders will be asked to elect each of the seven nominees described below as Directors of the Funds. Directors elected at the Meeting will serve as directors until the next meeting of stockholders called for this purpose or until their successors are elected and qualified. Of these seven individuals, Messrs. Rust, Joslin, Mengler, and Shirk currently serve on the Boards of the Funds. Messrs. Boschini, Vance and Altorfer have not previously served on the Boards. Messrs. Hoopes and Merwin are not standing for re-election.

     The following table shows each individual who is standing for election, his/her age, and their principal occupation or employment during the last five years.

-----------------------------------------------------------------------------------------------------------------
                                                                      Principal Occupation
            Name and Age                                             During Last Five Years
-----------------------------------------------------------------------------------------------------------------

Edward B. Rust, Jr.*                  CHAIRMAN OF THE BOARD, CEO, AND DIRECTOR - State Farm Mutual
50                                    Automobile Insurance Company; PRESIDENT, CEO, AND DIRECTOR -
                                      State Farm Life Insurance Company, State Farm Life and Accident
                                      Assurance Company, State Farm Annuity and Life Insurance Company,
                                      State Farm General Insurance Company, State Farm Fire and
                                      Casualty Company, State Farm Investment Management Corp.;
                                      TRUSTEE, CHAIRMAN OF THE BOARD AND PRESIDENT (SINCE 1997) - State
                                      Farm Variable Product Trust; CHAIRMAN OF THE BOARD AND DIRECTOR
                                      (since 1999) - State Farm Federal Savings Bank; PRESIDENT, CEO,
                                      AND DIRECTOR (SINCE 1997) - State Farm VP Management Corp.;
                                      PRESIDENT - State Farm County Mutual Insurance Company of Texas;
                                      DIRECTOR - State Farm Lloyds, Inc., State Farm International
                                      Services, Inc.; CHAIRMAN OF THE BOARD, PRESIDENT, AND TREASURER -
                                      State Farm Companies Foundation; PRESIDENT AND DIRECTOR - State
                                      Farm Interim Fund, Inc., State Farm Municipal Bond Fund, Inc.,
                                      State Farm Balanced Fund, Inc., State Farm Growth Fund, Inc.

-----------------------------------------------------------------------------------------------------------------
Roger S. Joslin*                      VICE CHAIRMAN, CHIEF FINANCIAL OFFICER, SENIOR VICE PRESIDENT,
64                                    TREASURER, AND DIRECTOR - State Farm Mutual Automobile Insurance
                                      Company; DIRECTOR - State Farm Life Insurance Company, State Farm
                                      Life and Accident Assurance Company, State Farm Annuity and Life
                                      Insurance Company; DIRECTOR, SENIOR VICE PRESIDENT, AND TREASURER
                                      - State Farm General Insurance Company, State Farm Lloyds, Inc.,
                                      State Farm International Services, Inc.; SENIOR VICE PRESIDENT
                                      AND TREASURER - State Farm Investment Management Corp.; TRUSTEE,
                                      VICE PRESIDENT AND TREASURER (SINCE 1997) - State Farm Variable
                                      Product Trust; DIRECTOR, SENIOR VICE PRESIDENT, CHIEF FINANCIAL
                                      OFFICER AND TREASURER (SINCE 1997) - State Farm VP Management
                                      Corp.; DIRECTOR, VICE PRESIDENT AND TREASURER (since 1999) -
                                      State Farm Federal Savings Bank; CHAIRMAN OF THE BOARD,
                                      TREASURER, AND DIRECTOR - State Farm Fire and Casualty Company;
                                      TREASURER - State Farm County Mutual Insurance Company of Texas;
                                      ASSISTANT TREASURER - State Farm Companies Foundation; SENIOR
                                      VICE PRESIDENT, TREASURER AND DIRECTOR - State Farm Interim Fund,
                                      Inc., State Farm Municipal Bond Fund, Inc., State Farm Balanced
                                      Fund, Inc., State Farm Growth Fund, Inc.

-----------------------------------------------------------------------------------------------------------------
Thomas M. Mengler                     DEAN, UNIVERSITY OF ILLINOIS COLLEGE OF LAW (SINCE 1993); TRUSTEE
47                                    - State Farm Variable Product Trust (since 1997); DIRECTOR -
                                      State Farm Interim Fund, Inc., State Farm Municipal Bond Fund,
                                      Inc., State Farm Balanced Fund, Inc., State Farm Growth Fund, Inc.


-----------------------------------------------------------------------------------------------------------------
James A. Shirk                        DIRECTOR AND PRESIDENT - Beer Nuts, Inc.; TRUSTEE - State Farm
56                                    Variable Product Trust (since 1997); DIRECTOR - State Farm
                                      Interim Fund, Inc., State Farm Municipal Bond Fund, Inc., State
                                      Farm Balanced Fund, Inc., State Farm Growth Fund, Inc.

-----------------------------------------------------------------------------------------------------------------
Donald A. Altorfer                    PRESIDENT, Capitol Machine Company.
57
-----------------------------------------------------------------------------------------------------------------
Victor J. Boschini                    PRESIDENT, Illinois State University (since 1999); VICE
44                                    PRESIDENT, Illinois State University (1997 to 1999); Associate
                                      Provost, Butler University (1990 to 1997).

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
David L. Vance                        PRESIDENT, Caterpillar University (since 2000); CHIEF
48                                    ECONOMIST AND MANAGER, Caterpillar, Inc. (since 1994).
-----------------------------------------------------------------------------------------------------------------

     * Directors who would be "interested persons" of the Funds as defined in the 1940 Act.

          The following individuals previously served on the Boards of the Funds and are not standing to serve as Directors of the Funds:

---------------------------------------------------------------------------------------------------
                                                         Principal Occupation
            Name and Age                                During Last Five Years
---------------------------------------------------------------------------------------------------
Albert H. Hoopes                               ATTORNEY; TRUSTEE - State Farm Variable Product
85                                             Trust (since 1997).
---------------------------------------------------------------------------------------------------
Davis U. Merwin                                INVESTOR; TRUSTEE - State Farm Variable Product
71                                             Trust (since 1997).
---------------------------------------------------------------------------------------------------


     None of the Boards have established an audit, nominating or compensation committee. These functions are performed by the entire Boards of Directors. DURING 2000, EACH OF THE BOARDS OF DIRECTORS CONDUCTED __ MEETINGS, INCLUDING REGULARLY SCHEDULED AND SPECIAL MEETINGS. EACH DIRECTOR ATTENDED AT LEAST 75% OF THE MEETINGS OF THE BOARD OF DIRECTORS DURING 2000.

     BOARD RECOMMENDATION. We have determined that approval of the nominees is advisable and in the best interests of the Funds' stockholders.

                  THE DIRECTORS UNANIMOUSLY RECOMMEND THAT THE
          STOCKHOLDERS RATIFY THE ELECTION OF DIRECTORS BY VOTING "FOR"
                                  PROPOSAL 2.


                                   PROPOSAL 3
                CHANGING THE INVESTMENT OBJECTIVE OF GROWTH FUND,
                         BALANCED FUND AND INTERIM FUND
--------------------------------------------------------------------------------

     INTRODUCTION. At the Meeting, stockholders of Growth Fund, Balanced Fund, and Interim Fund will be asked to approve an amendment to each Fund's investment objective. Currently, each Fund's investment objective is fundamental - meaning that it can only be changed by a vote of a majority of the outstanding shares of that Fund as set forth in the 1940 Act. Each Fund's investment objective will remain fundamental unless that Fund's stockholders approve Proposal 4, as set forth below, at this Meeting.

     WHAT VOTE IS REQUIRED TO APPROVE THE AMENDMENT TO EACH FUND'S INVESTMENT OBJECTIVE? For each Fund, Proposal 4 requires the affirmative vote of the lesser of (a) 67% of the outstanding shares of the Fund present at the meeting in person or by proxy, if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) a majority of the Fund's outstanding shares.

     IF APPROVED BY STOCKHOLDERS, WHEN WILL THE AMENDED INVESTMENT OBJECTIVE TAKE EFFECT? If stockholders of a Fund approve the Fund's proposed amended investment objective, the amendment will take effect as soon as practicable after the Meeting and will apply to the Trust upon completion of the Reorganization. If stockholders do not approve the Reorganization, but approve the below proposals, these changes will apply to the Funds.


                                  PROPOSAL 3(a)
                CHANGING THE INVESTMENT OBJECTIVE OF GROWTH FUND
--------------------------------------------------------------------------------

     Growth Fund's current investment objective is to seek long-term growth of capital and income. At a meeting of Growth Fund's Board of Directors on December 15, 2000, the Board approved an amendment to the Fund's investment objective to de-emphasize growth of income. The Board also recommended that the amendment be submitted to the Fund's stockholders for approval at the Meeting. If approved by stockholders, Growth Fund's investment objective would be to seek long-term growth of capital which may be supplemented by income. The Fund's current and proposed amended investment objectives are set forth below:

CURRENT INVESTMENT OBJECTIVE             AMENDED INVESTMENT OBJECTIVE
----------------------------             ----------------------------
To seek long-term growth of              To seek long-term growth of capital
capital and income.                      which may be supplemented by income.

     WHY IS THE BOARD RECOMMENDING THE AMENDMENT? Growth Fund's investment objective since 1985 has been to seek growth of capital and income. In order to fulfill this objective, SFIMC purchases stocks for the Fund's portfolio for their long-term potential to generate capital gains, or growth in income, or both. SFIMC believes that, under current market conditions, it may become difficult to fulfill the Fund's objective to seek growth of capital, while at the same time fulfilling its objective to seek growth of income. This is because most growth-oriented securities may, but do not always provide current income or necessarily possess dividend-growth potential. Accordingly, SFIMC believes that amending the investment objective would more accurately reflect the current market conditions and be in the best interests of the Fund's stockholders.

     The amended statement of Growth Fund's investment objective is intended to more accurately describe the characteristics of securities that the Fund would generally expect to hold. While this change in investment objective is not expected to affect the Fund's total return, there can be no assurances in this regard. For the reasons set forth above, the Fund's Board believes that the amendment to Growth Fund's investment objective is in the best interests of stockholders.

      THE BOARD OF GROWTH FUND UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS
                 APPROVE THE CHANGE IN GROWTH FUND'S INVESTMENT
                    OBJECTIVE BY VOTING "FOR" PROPOSAL 3(a).



                                  PROPOSAL 3(b)
               CHANGING THE INVESTMENT OBJECTIVE OF BALANCED FUND
--------------------------------------------------------------------------------

     Balanced Fund's current investment objective is to seek income and some long-term growth of both principal and income. At a meeting of Balanced Fund's Board of Directors on December 15, 2000, the Board approved an amendment to the Fund's investment objective to change the investment objective to "long-term growth of principal while providing some current income." The Board also recommended that the amendment be submitted to the Fund's stockholders for approval at the Meeting. If approved by stockholders, Balanced Fund's investment objective would be to seek long-term growth of principal while providing some current income. The Fund's current and proposed amended investment objectives are set forth below:

CURRENT INVESTMENT OBJECTIVE              AMENDED INVESTMENT OBJECTIVE
----------------------------              ----------------------------
To seek income and some long-term         To seek long-term growth of principal
growth of both principal                  while providing some current income.
and income.

     WHY IS THE BOARD RECOMMENDING THE AMENDMENT? Balanced Fund's investment objective since inception has been to seek income and some long-term growth of both principal and income. In order to fulfill this objective, the Fund invests in common stocks that SFIMC believes have the potential for long-term capital gain. The income provided by these common stocks is usually incidental to their selection. The Fund also invests at least 25% of its total assets in fixed income securities to provide relative stability of principal and income. The Fund's Board believes that amending the investment objective would more accurately describe the characteristics of the securities that the Fund generally expects to hold. While this change in investment objective is not expected to affect the Fund's total return, there can be no assurances in this regard. For the reasons set forth above, the Fund's Board believes that the amendment to Balanced Fund's investment objective is in the best interests of stockholders.

             THE BOARD OF BALANCED FUND UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS APPROVE THE CHANGE IN BALANCED FUND'S
               INVESTMENT OBJECTIVE BY VOTING "FOR" PROPOSAL 3(b).

                                  PROPOSAL 3(c)
                CHANGING THE INVESTMENT OBJECTIVE OF INTERIM FUND
--------------------------------------------------------------------------------

     Interim Fund's current investment objective is to seek the realization over a period of years of the highest yield consistent with relative price stability (relatively low volatility). At a meeting of Interim Fund's Board of Directors on December 15, 2000, the Board approved an amendment to the Fund's investment objective to change the investment objective to seek the realization over a period of years of the highest yield consistent with relatively low price volatility. The Board also recommended that the amendment be submitted to the Fund's stockholders for approval at the Meeting. The Fund's current and proposed amended investment objectives are set forth below:

CURRENT INVESTMENT OBJECTIVE                AMENDED INVESTMENT OBJECTIVE
----------------------------                ----------------------------
To seek the realization over a period of    To seek the realization over a
years of the highest yield consistent with  period of years of the highest yield
relative price stability (relatively low    consistent with relatively low price
volatility).                                volatility.

     WHY IS THE BOARD RECOMMENDING THE AMENDMENT? Interim Fund's investment objective since inception has been to seek the realization over a period of years of the highest yield consistent with relative price stability (relatively low volatility). In order to fulfill this objective, the Fund invests in high quality debt securities that offer yields commensurate with the credit quality of the issuer. The Fund's Board believes that amending the investment objective would more accurately describe the current market conditions in such debt securities and the characteristics of the securities that the Fund generally expects to hold. While this change in investment objective is not expected to affect the Fund's total return, there can be no assurances in this regard. For the reasons set forth above, the Fund's Board believes that the amendment to Interim Fund's investment objective is in the best interests of stockholders.

             THE BOARD OF INTERIM FUND UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS APPROVE THE CHANGE IN INTERIM FUND'S
              INVESTMENT OBJECTIVE BY VOTING "FOR" PROPOSAL 3(c).




                                   PROPOSAL 4
  AUTHORIZE BOARD TO CHANGE INVESTMENT OBJECTIVES WITHOUT STOCKHOLDER APPROVAL
--------------------------------------------------------------------------------

     The investment objective of each of Growth Fund, Balanced Fund, Interim Fund and Municipal Bond Fund is "fundamental," meaning that it may not be amended, in whole or in part, without prior stockholder approval. By reclassifying the fundamental investment objective of each Fund as non-fundamental, the board of the Trust will be able to change a Fund's investment objective without stockholder approval.

     SFIMC recommended to the Boards that the investment objective of each of these Funds be reclassified as non-fundamental to provide SFIMC greater flexibility and latitude in managing the Funds. In addition, previous state securities regulations had encouraged investment companies to adopt fundamental investment objectives. Changes in the federal securities laws no longer require investment companies, such as the Funds, to comply with substantive state regulations. Each Fund's Board expects that you will benefit from this proposed change because they will be able to amend the Fund's investment objectives without incurring the time and the costs of a stockholder vote. Each Board also believes that this additional flexibility to respond to new developments and changing trends in the marketplace may make each Fund more competitive among its peers.

     If stockholders authorize changing a Fund's investment objectives to non-fundamental investment objectives, this change will apply to the Trust upon completion of the Reorganization. If stockholders do not approve the Reorganization, but approve this Proposal, this change will apply to the Funds. In either case, in the future, SFIMC will recommend to either the Funds' or Trust's Boards or Board, and the Board will have the authority to approve, modifications to a Fund's investment objective without the Fund incurring the expense and time associated with calling a special stockholder's meeting and soliciting proxies from stockholders. SFIMC may make such a recommendation to modify an objective to address changing market conditions. SFIMC could also recommend to the Board that a Fund's investment objective be changed completely if it believes that such change would be in the best interests of the Fund's stockholders.

     In the event the Board ever approves a material change to a Fund's non-fundamental investment objective, the Fund will provide prior written notice of the change to shareholders of that series of the Trust (should the Reorganization be approved) or Fund.

     Approval of the reclassification of a Fund's fundamental investment objective as non-fundamental requires the affirmative vote of a majority of the outstanding shares of that Fund, defined as the lesser of (a) 67% or more of the outstanding shares of the Fund present at such Meeting, if holders of more than 50% of the shares are present or represented by proxy, or (b) more than 50% of the shares of that Fund. If the proposal is not approved by stockholders of a particular Fund, the current investment objective will remain fundamental for that Fund.

             THE BOARDS UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS
             OF EACH FUND APPROVE CHANGING THAT FUND'S FUNDAMENTAL
                   INVESTMENT OBJECTIVE TO NON-FUNDAMENTAL BY
                            VOTING "FOR" PROPOSAL 4.

                                   PROPOSAL 5
            CHANGES TO THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

     INTRODUCTION. Each of Growth Fund, Balanced Fund, Interim Fund and Municipal Bond Fund is subject to certain investment restrictions that govern that Fund's investment activities. Under the 1940 Act, certain investment restrictions are required to be "fundamental," which means that they can only be changed by a shareholder vote. An investment company may designate additional restrictions as fundamental, and it may also adopt "non-fundamental" restrictions, which may be changed by the board of a fund without shareholder approval. The Funds have adopted certain fundamental investment restrictions that are set forth in the Funds' Statement of Additional Information, that cannot be changed without the requisite stockholder approval described below. Restrictions that each Fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Board without stockholder approval.

     WHY IS THE BOARD RECOMMENDING THE AMENDMENT? Since each Fund was established, certain legal and regulatory requirements applicable to registered investment companies (also referred to as "funds") changed. For example, certain restrictions imposed by state laws and regulations were preempted by a federal securities law and therefore are no longer applicable to funds. As a result of this change in federal law, the Funds currently are subject to several fundamental investment restrictions that are either more restrictive than required under current law, or which are no longer required at all.

     A number of the fundamental restrictions that the Funds have adopted in the past also reflect regulatory, business or industry conditions, practices or requirements that at one time, for a variety of reasons, led to the imposition of limitations on the management of the Funds' investments. With the passage of time, the development of new practices and changes in regulatory standards, several of these fundamental restrictions are considered by SFIMC to be unnecessary or unwarranted. In addition, other fundamental restrictions reflect federal regulatory requirements which remain in effect, but which are not required to be stated as fundamental restrictions. Accordingly, the Board of each Fund recommends that the Fund's stockholders approve the amendment or elimination of certain of the Fund's current fundamental investment restrictions. Certain sub-proposals request that stockholders approve the elimination of a fundamental investment restriction. If those sub-proposals are approved by stockholders, the Board of each Fund may adopt non-fundamental investment policies or modify existing non-fundamental investment policies at any time without stockholder approval.

     The purpose of each sub-proposal is to provide the Funds with the maximum flexibility permitted by law to pursue their investment objectives and policies and to standardize the Funds' policy in this area with all other State Farm Funds. The proposed standardized restrictions satisfy current federal regulatory requirements and are written to provide flexibility to respond to future legal, regulatory, market or technical changes.

     By both standardizing and reducing the total number of investment restrictions that can be changed only by a stockholder vote, the Board of each Fund believes that it will assist the Funds and SFIMC in maintaining compliance with the various investment restrictions to which the Funds are subject, and that each Fund will be able to minimize the costs and delays associated with holding future stockholder meetings to revise fundamental investment restrictions that have become outdated or inappropriate. The Boards also believe that SFIMC's ability to manage the Funds' assets in a changing investment environment will be enhanced, and that investment management opportunities will be increased by these changes.

     WILL APPROVAL OF THESE CHANGES RESULT IN CHANGES TO EACH FUND'S INVESTMENT STRATEGY OR RISK? Although the proposed changes in fundamental investment restrictions will provide each Fund greater flexibility to respond to future investment opportunities, the Boards do not anticipate that the proposed changes will materially affect the manner in which the Funds are managed. The Boards also do not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in each Fund. If the Boards determine in the future to change materially the manner in which the Funds are managed, the Funds' prospectus will be amended.

     WHAT SPECIFIC CHANGES TO EACH FUND'S INVESTMENT RESTRICTIONS ARE RECOMMENDED? The recommended changes are specified below in the sub-proposals.

     WHAT VOTE IS REQUIRED TO APPROVE THE AMENDMENT TO EACH FUND'S INVESTMENT RESTRICTIONS? Stockholders are requested to vote on each sub-proposal in Proposal 5 separately. For each Fund, each sub-proposal requires the affirmative vote of the lesser of (a) 67% of the outstanding shares of the Fund present at the meeting in person or by proxy, if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) a majority of the Fund's outstanding shares.

     IF APPROVED BY STOCKHOLDERS, WHEN WILL THE AMENDED INVESTMENT RESTRICTIONS TAKE EFFECT? If stockholders of a Fund approve the Fund's proposed amended investment restrictions, the amendment will take effect as soon as practicable after the Meeting and will apply to the Trust upon completion of the Reorganization. If stockholders do not approve the Reorganization, but approve all or some of the below proposals, those proposals that have been approved will apply to the Funds.

                                  PROPOSAL 5(a)
      CHANGING THE INVESTMENT RESTRICTIONS OF GROWTH FUND AND BALANCED FUND
--------------------------------------------------------------------------------

A.   DIVERSIFICATION.

     Each Fund is currently subject to a fundamental investment restriction limiting the amount of its assets that can be invested in the securities of any one issuer. It is proposed that this current fundamental restriction be amended to conform to the language of the 1940 Act and to the fundamental investment restriction on diversification to which other State Farm Mutual Funds are subject. The current fundamental restriction is set forth below:

     The Fund may not invest more than 5% of the market value of its assets (valued at the time of investment) in the securities of any one issuer, except that it may invest an aggregate of up to 25% of its assets (valued at time of investment) without subjection to that restriction, and excluding from such restriction investments in obligations of the U.S. government, and may not purchase more than 10% of the voting securities, more than 10% of the aggregate long-term debt, or more than 10% of any other class of security, of any issuer.

     The Board of each Fund proposes that the fundamental investment restriction on diversification be amended as follows:

     The Fund will not make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act. This restriction does not apply to any Fund classified as a non-diversified company under the 1940 Act.

     Each of the Funds currently operates as a diversified fund within the meaning of the 1940 Act. However, the current policy does not follow the exact definition of a "diversified" company as set forth in the 1940 Act. Therefore, the proposed amendment would conform the diversification policy of the Funds to the specific language of the 1940 Act and to the diversification policy of the other diversified State Farm Mutual Funds. The Boards also believe that the proposed amendment may increase the Funds' flexibility when choosing investments in the future in the event the laws on diversification change over time.

B.   INVESTING IN UNSEASONED ISSUERS.

     Each Fund is currently subject to a fundamental investment restriction limiting its investment in securities of issuers that have been in operation less than three years ("unseasoned issuers"). It is proposed that the current fundamental restriction be eliminated. The current fundamental restriction is set forth below:

     The Fund may not invest more than 5% of the market value of its total assets (at the time of the investment) in securities of companies with records of less than three years continuous operation, including that of predecessors.

     Each Fund originally adopted this restriction to address state requirements in connection with the registration of shares of the Fund for sale in a particular state or states. The Board of each Fund recommends that stockholders of each Fund eliminate this fundamental investment restriction. Under current federal law, the state law requirements no longer apply to each Fund. In addition, the Boards believe that its elimination could increase the Funds' flexibility when choosing investments in the future.

C.   LENDING.

     Each Fund is currently subject to a fundamental investment restriction that does not permit it to make loans except by the purchase of bonds or other obligations of types commonly distributed publicly or privately to financial institutions. It is proposed that the current fundamental restriction be amended to permit greater flexibility in making loans. The current fundamental restriction is set forth below:

     The Fund may not make loans except by the purchase of bonds or other obligations or types commonly distributed publicly or privately to financial institutions.

     The Board of each Fund proposes that the fundamental investment restriction on loans be amended as follows:

     The Fund may not lend any security or make any other loan, except through
     (a) the purchase of debt obligations in accordance with the Fund's investment objective or objectives and policies; (b) repurchase agreements with banks, brokers, dealers, and other financial institutions; and (c) loans of securities as permitted by applicable law.

     [A repurchase agreement is a transaction in which a fund purchases a security from a bank or securities dealer and simultaneously agrees to re-sell that security to the bank or dealer at an agreed upon price on a set date. A fund uses repurchase agreements as a way to put otherwise uninvested cash to work. Repurchase agreements carry risks related to the creditworthiness of the counterparty, but each Fund would enter into repurchase agreements only with banks and dealers SFIMC believes present minimal credit risks and the obligations of the counterparty would be fully secured. SFIMC periodically reviews and monitors the creditworthiness of repurchase agreement counterparties.]

     The proposed new restriction would also permit each Fund to loan its portfolio securities, up to a limit of 33% of the Fund's total assets. Banks and broker-dealers often need to borrow securities to fulfill their own obligations and will pay the lender of the security. In a securities lending program, the borrower's obligations are generally fully collateralized. The lending fund generally receives any income generated by the loaned security and retains all or part of the income earned by the invested collateral. The lending fund generally can call the loan and regain the security to regain its right to vote on matters affecting that security. Securities lending can present risks if the borrower defaults, and the lending fund could incur costs or delays in enforcing its rights.

     The Funds have periodically evaluated whether lending the portfolio securities of the Funds would be desirable and have concluded in the past that the additional income that would be generated by a securities lending program would not justify the administrative burden and risk. However, the Funds' Boards believe that it would be desirable to specifically have the ability to implement a securities lending program if, at a later date, the Boards determine that doing so is in the best interests of the Funds and their stockholders.

D.   BORROWING.

     Each Fund is currently subject to a fundamental investment restriction that does not permit it to borrow money from any source in excess of 10% of its gross assets (taken at cost), and then only as a temporary measure for extraordinary or emergency purposes; or mortgage, pledge or hypothecate in excess of 15% of its gross assets (taken at cost). It is proposed that the current fundamental restriction be amended to permit greater flexibility in borrowing. The current fundamental restriction is set forth below:

     The Fund may not borrow money from any source in excess of 10% of its gross assets (taken at cost), and then only as a temporary measure for extraordinary purposes; or mortgage, pledge or hypothecate in excess of 15% of its gross assets (taken at cost).

     The Board of each Fund proposes that the fundamental investment restriction on borrowing be amended as follows:

     The Fund may not borrow money, except that, for temporary purposes: (a) the Fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), taken at market value at the time of borrowing; (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; and (c) the Fund may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities.

     The 1940 Act requires that a fund state a fundamental policy regarding borrowing. As currently stated, each Fund's restriction is significantly more limiting than the requirements of the 1940 Act. The proposed amendment would allow each Fund to borrow from banks up to 33 1/3% of the value of its total assets, the maximum amount allowed by law, and, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets. The proposed amendment also permits each Fund to obtain short-term credits through its custodian as may be necessary for the clearance of purchases and sales of portfolio securities. Any borrowings would be for temporary purposes (generally to meet redemptions).

     The increase in the maximum amount of each Fund's borrowings would give the Funds more flexibility to borrow to meet their temporary or emergency cash flow needs. Any such borrowings would be for temporary or emergency purposes, and not for the purpose of generating cash to make investments. The ability to borrow has the potential to create leverage, which tends to magnify changes in a Fund's performance. To reduce the amount of leverage that may actually exist, each Fund will repay most borrowings (leaving outstanding borrowings equal to no more than 5% of the Fund's total assets, plus amounts a Fund is owed for portfolio securities it has already sold) before making any new investments.

E. OWNERSHIP OF SECURITIES OF ISSUERS IN WHICH AFFILIATES OF THE FUND HAVE INVESTED.

     Each Fund is currently subject to a fundamental investment restriction that does not permit it to purchase or retain the securities of any issuer if those officers and directors of the Fund or SFIMC owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer. It is proposed that the current fundamental restriction be deleted. The current fundamental restriction is set forth below:

     The Fund may not purchase or retain the securities of any issuer if those officers and directors of the Fund or the investment adviser owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

     This restriction is not required by the 1940 Act, but was formerly required by a state law that no longer applies to each Fund. The purpose of the state law that required this restriction was to reduce conflicts of interest in the management of mutual funds. However, the policy focused on fund investments rather than investments by fund officers and trustees. Each Fund has a code of ethics that was adopted in accordance with the rules of the Securities and Exchange Commission and governs the personal securities transactions of each Fund's officers and trustees, and the employees of SFIMC. The Board of each Fund believes that the restrictions on personal investments in the code of ethics are a better way to prevent the occurrence of conflicts of interest. Therefore, it is proposed that this restriction be eliminated.

F.   MARGIN PURCHASES, SHORT SALES AND PUTS OR CALLS

     Each Fund is currently subject to a fundamental investment restriction that does not permit it to purchase securities on margin, sell securities short or engage in puts or calls. The existing restriction is not required to be a fundamental investment restriction under the 1940 Act. It is proposed that the current fundamental restriction be deleted.

The current fundamental restriction is set forth below:

     The Fund may not purchase securities on margin, sell securities short, or engage in puts or calls or any combination thereof.

     Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. The Funds' current fundamental investment restriction prohibits them from purchasing securities on margin. Policies of the Securities and Exchange Commission allow mutual funds to make initial and variation margin payments in connection with the purchase and sale of futures contracts and options on futures contracts. In the futures markets, "margin" payments are akin to a "performance bond," rather than a loan to purchase securities as is the case in the securities markets. As a result, futures margins typically range from 2-5% of the value of the underlying contract and are marked-to-market on a daily basis. The Funds do not presently intend to purchase securities on margin, but the proposed amendment would permit the Funds to do so. If the intention of the Funds should change, the Statement of Additional Information for the Funds would disclose the risks involved in margin purchases.

     In a short sale, an investor sells a borrowed security with a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against-the-box," an investor sells short while owning the same securities in the same amount, or having the right to obtain equivalent securities. The investor could have the right to obtain equivalent securities, for example, through ownership of options or convertible securities. The Funds do not presently intend to sell securities short, but the proposed amendment would permit the Funds to do so. If the intention of the Funds should change, the Statement of Additional Information for the Funds would disclose the risks involved in selling securities short.

     A call gives the holder the right to buy a security at a certain price within a specific period of time. Calls are very similar to having a long position on a security. Buyers of calls hope that the security will increase substantially before the option expires, so that they can then buy and quickly resell the amount of securities specified in the contract, or merely be paid the difference in the price of the securities, when they go to exercise the option.

     A put gives the holder the right to sell a security at a certain price within a specific period of time. Puts are very similar to having a short position on a security. Buyers of puts are betting that the price of the security will fall before the option expires, thus enabling them to sell it at a price higher than its current market value and reap an instant profit.

     The Funds do not presently intend to engage in puts or calls, but the proposed amendment would permit the Funds to do so. If the intention of the Funds should change, the Statement of Additional Information for the Funds would disclose the risks involved in engaging in puts or calls.

     Elimination of the current fundamental investment restriction is unlikely to affect the management of the Funds. The 1940 Act requirements relating to margin purchases and short sales will continue to apply to the Funds.

     The purpose of these changes is to clarify each Fund's permitted investments and to conform each Fund's policies in these areas to policies that are standard for all State Farm Mutual Funds. The Boards believe that standardized policies will assist the Fund and SFIMC in maintaining compliance with the various investment restrictions to which the Funds are subject.

G. UNDERWRITING AND INVESTMENTS IN REAL ESTATE, COMMODITIES OR COMMODITY CONTRACTS.

     Each Fund is currently subject to a fundamental investment restriction that does not permit it to act as a securities underwriter or invest in real estate, commodities or commodity contracts. It is proposed that the current fundamental restriction be amended, so that there are three separate investment restrictions relating to underwriting, investing in real estate and investing in commodities. The current fundamental restriction is set forth below:

     The Fund may not act as a securities underwriter or invest in real estate, commodities or commodity contracts.

     The Board of each Fund proposes that the fundamental investment restriction on underwriting be amended as follows:

     The Fund may not underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

The Board of each Fund proposes that the fundamental investment restriction on investing in real estate be amended as follows:

     The Fund may not purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate.

The Board of each Fund proposes that the fundamental investment restriction on commodities be amended as follows:

     The Fund may not purchase or sell commodities or commodity contracts, except that a Fund may (a) enter into futures, options and options on futures, (b) forward contracts and (c) other financial transactions not requiring the delivery of physical commodities.

     The purpose of these changes is to clarify each Fund's permitted investments and to conform each Fund's policies in these areas to policies that are standard for all State Farm Mutual Funds. The Boards believe that standardized policies will assist the Fund and SFIMC in maintaining compliance with the various investment restrictions to which the Funds are subject.

H.   INVESTMENT COMPANIES.

     Each Fund is currently subject to a fundamental investment restriction that does not permit it to purchase the securities of any other investment company or investment trust, except by purchases in the open market involving no commission or profit (other than the customary broker's commission) to a sponsor or dealer, or except as a part of a plan of merger or consolidation. The Boards recommend that this investment restriction be deleted. The current fundamental restriction is set forth below:

     The Fund may not purchase the securities of any other investment company or investment trust, except by purchases in the open market involving no commission or profit (other than the customary broker's commission) to a sponsor or dealer, or except as a part of a plan of merger or consolidation.

     This restriction is not required by the 1940 Act to be fundamental; however, the 1940 Act does not permit funds to invest more than 5% of their total assets in the securities of any single investment company or more than 10% of its total assets in the securities of other investment companies in the aggregate, or hold more than 3% of the total outstanding voting stock of any single investment company. If stockholders approve eliminating this restriction, it is expected that the Board of each Fund will adopt a non-fundamental investment restriction for each Fund that permits it to invest in investment companies in accordance with the restrictions imposed by the 1940 Act.

I.   EXERCISING MANAGEMENT OR CONTROL

     Each Fund is currently subject to a fundamental investment restriction that does not permit it to invest in the securities of a company for the purpose of exercising management or control. It is proposed that this current fundamental restriction be deleted. The current fundamental restriction is set forth below:

     The Fund may not invest in the securities of a company for the purpose of exercising management or control.

     This restriction is not required by the 1940 Act, but was formerly required by a state law that no longer applies to each Fund. A fund might be considered to be investing for control if it purchases a large percentage of the securities of a single issuer. The restriction was intended to ensure that a mutual fund would not be engaged in the business of managing another company. Elimination of the above fundamental investment restriction is not expected to have a significant impact on the Funds' investment practices or management because the Funds currently have no intention of investing in companies for the purpose of obtaining or exercising management or control. In addition, the Board of each Fund believes that its elimination could increase the Funds' flexibility when choosing investments in the future. Therefore, it is proposed that this restriction be eliminated.

J.   INDUSTRY CONCENTRATION

     Each Fund is currently subject to a fundamental investment restriction that does not permit it to concentrate its investments in any one industry. It is proposed that the current fundamental restriction be amended to read consistent with how the staff of the Securities and Exchange Commission interprets "concentration" under the Investment Company Act of 1940, with the policy applying to 25% or more of each Fund's total assets. The current fundamental restriction is set forth below:

     The Fund may not concentrate its investments in any one industry.

The Board of each Fund proposes that the fundamental investment restriction on industry concentration be amended as follows:

     The Fund will not invest 25% or more of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

     The purpose of this proposal is to clarify each Fund's fundamental policy on industry concentration and to conform each Fund's policy in this area to the interpretation of the Securities and Exchange Commission, and to one that is expected to be standard for all of the State Farm Mutual Funds. The Boards believe that standardized policies will assist the Funds and SFIMC in maintaining compliance with the various investment restrictions to which the State Farm Mutual Funds are subject.

K.   SENIOR SECURITIES

Currently, the Funds do not have a fundamental investment restriction regarding the issuance of senior securities. The Board of each Fund proposes that the following fundamental investment restriction on issuing senior securities be adopted:

     The Fund will not issue senior securities except to the extent the activities permitted by its fundamental investment restrictions on borrowing and lending may be deemed to give rise to a senior security.

     The purpose of this proposal is to clarify each Fund's fundamental policy on the issuance of senior securities and to conform each Fund's policy in this area to one that is expected to be standard for all of the State Farm Mutual Funds. The Boards believe that standardized policies will assist the Funds and SFIMC in maintaining compliance with the various investment restrictions to which the State Farm Mutual Funds are subject.

   THE BOARDS OF GROWTH FUND AND BALANCED FUND UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS OF EACH OF GROWTH FUND AND BALANCED FUND APPROVE THE CHANGES IN
            THAT FUND'S FUNDAMENTAL RESTRICTIONS BY VOTING "FOR" EACH
                         SUB-PROPOSAL IN PROPOSAL 5(a).



                                  PROPOSAL 5(b)
  CHANGING THE INVESTMENT RESTRICTIONS OF INTERIM FUND AND MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

A.   DIVERSIFICATION.

     Each Fund is currently subject to fundamental investment restrictions limiting the amount of its assets that can be invested in the securities of any one issuer. It is proposed that the current fundamental restrictions be amended to conform to the language of the 1940 Act and to the fundamental investment restriction on diversification to which other State Farm Mutual Funds are subject. The current fundamental restrictions are set forth below:

     The [Interim] Fund may not invest more than 5% of the Fund's total assets in the securities of any one issuer except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, which may be purchased without limitation.

     The [Bond] Fund may not purchase more than 10% of any class of securities of any one issuer (for this purpose all indebtedness of an issuer shall be deemed a single class) except U.S. government obligations.

     The Board of each Fund proposes that the fundamental investment restrictions on diversification be amended as follows:

     The Fund will not make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act. This restriction does not apply to any Fund classified as a non-diversified company under the 1940 Act.

     Each of the Funds currently operates as a diversified fund within the meaning of the 1940 Act. However, the current policy does not follow the exact definition of a "diversified" company as set forth in the 1940 Act. Therefore, the proposed amendment would conform the diversification policy of the Funds to the specific language of the 1940 Act and to the diversification policy of the other diversified State Farm Mutual

Funds. The Boards also believe that the proposed amendment may increase the Funds' flexibility when choosing in investments in the future in the event the laws on diversification change over time.

B.   BORROWING.

     Each Fund is currently subject to a fundamental investment restriction that does not permit it to borrow money, except from banks for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding 5% of the value of the Fund's total assets at the time of borrowing. It is proposed that the current fundamental restriction be amended to permit greater flexibility in borrowing. The current fundamental restriction is set forth below:

     The Fund may not borrow money, except from banks for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding 5% of the value of the Fund's total assets at the time of borrowing.

     Each Fund's Board proposes that the fundamental investment restriction on borrowing be amended as follows:

     The Fund may not borrow money, except that, for temporary purposes,: (a) the Fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), taken at market value at the time of borrowing; (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; and (c) the Fund may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities.

     The 1940 Act requires that a fund state a fundamental policy regarding borrowing. As currently stated, the Fund's restriction is significantly more limiting than the requirements of the 1940 Act. The proposed amendment would allow each Fund to borrow from banks up to 33 1/3% of the value of its total assets, the maximum amount allowed by law, and, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets. The proposed amendment also permits a Fund to obtain short-term credits through its custodian as may be necessary for the clearance of purchases and sales of portfolio securities. Any borrowings would be for temporary purposes (generally to meet redemptions).

     The increase in the maximum amount of a Fund's borrowings would give the Fund more flexibility to borrow to meet its temporary or emergency cash flow needs. Any such borrowings would be for temporary or emergency purposes, and not for the purpose of generating cash to make investments. The ability to borrow has the potential to create leverage, which tends to magnify changes in a Fund's performance. To reduce the amount of leverage that may actually exist, each Fund will repay most borrowings (leaving outstanding borrowings equal to no more than 5% of the Fund's total assets, plus amounts the Fund is owed for portfolio securities it has already sold) before making any new investments.

C.   LENDING.

     Each Fund is currently subject to a fundamental investment restriction that does not permit it to pledge, mortgage or hypothecate the Fund's assets, except that, to secure borrowings permitted by its investment restriction on borrowing described above, the Fund may pledge securities having a market value not exceeding 10% of the Fund's net asset value. Each Fund is also subject to a fundamental investment restriction that does not permit it to make loans to others (except, in the case of Interim Fund, to the extent that the purchase of debt securities may be deemed the making of a loan and, in the case of Municipal Bond Fund, to the extent that the purchase of municipal bonds, money market instruments or U.S. treasury securities may be deemed the making of a loan). It is proposed that the current fundamental restriction be amended to permit greater flexibility in making loans. The current fundamental restriction is set forth below:

     The Fund may not pledge, mortgage or hypothecate the Fund's assets, except that, to secure borrowings permitted by [its investment restriction on borrowing described above], the Fund may pledge securities having a market value not exceeding 10% of the Fund's net asset value.

     [Interim Fund only] The Fund may not make loans to others (except to the extent that the purchase of debt securities may be deemed the making of a loan).

     [Municipal Bond Fund only] The Fund may not make loans to others (except to the extent that the purchase of municipal bonds, money market instruments or U.S. treasury securities may be deemed the making of a loan).

     The Board of each Fund proposes that each Fund's fundamental investment restriction on loans be amended as follows:

     The Fund may not lend any security or make any other loan, except through
     (a) the purchase of debt obligations in accordance with the Fund's investment objective or objectives and policies; (b) repurchase agreements with banks, brokers, dealers, and other financial institutions; and (c) loans of securities as permitted by applicable law.

     The proposed amendment will permit the Funds to do two things they cannot now do - invest in repurchase agreements and lend portfolio securities.

     [A repurchase agreement is a transaction in which a fund purchases a security from a bank or securities dealer and simultaneously agrees to re-sell that security to the bank or dealer at an agreed upon price on a set date. A fund uses repurchase agreements as a way to put otherwise uninvested cash to work. Repurchase agreements carry risks related to the creditworthiness of the counterparty, but the Funds would enter into repurchase agreements only with banks and dealers SFIMC believes present minimal credit risks and the obligations of the counterparty would be fully secured. SFIMC periodically reviews and monitors the creditworthiness of repurchase agreement counterparties.]

     The proposed new restriction would also permit the Funds to loan its portfolio securities, up to a limit of 33% of a Fund's total assets. Banks and broker-dealers often need to borrow securities to fulfill their own obligations and will pay the lender of the security. In a securities lending program, the borrower's obligations are generally fully collateralized. The lending fund generally receives any income generated by the loaned security and retains all or part of the income earned by the invested collateral. The lending fund can generally call the loan and regain the security to regain its right to vote on matters affecting that security. Securities lending can present risks if the borrower defaults, and the lending fund could incur costs or delays in enforcing its rights.

     The Funds have periodically evaluated whether lending the portfolio securities of the Funds would be desirable and have concluded in the past that the additional income that would be generated by a securities lending program would not justify the administrative burden and risk. However, each Fund's Board believes that it would be desirable to have the ability to implement a securities lending program if, at a later date, the Board determines that doing so is in the best interests of the Fund and its stockholders.

D.   UNDERWRITING.

     Each Fund is currently subject to a fundamental investment restriction that does not permit it to act as a securities underwriter. It is proposed that the current fundamental restriction be amended to clarify the Fund's permitted investments. The current fundamental restriction is set forth below:

     The Fund may not underwrite any securities issued by other persons.

     The Fund's Board proposes that the fundamental investment restriction on underwriting be amended as follows:

     The Fund may not underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

     The purpose of this change is to clarify the Fund's permitted investments and to conform each Fund's policies in these areas to policies that are expected to become standard for all State Farm Mutual Funds. The Boards believe that standardized policies will assist the Funds and SFIMC in maintaining compliance with the various investment restrictions to which the Funds are subject.

E.   REAL ESTATE

     Each Fund is currently subject to a fundamental investment restriction that does not permit it to invest in real estate. It is proposed that the current fundamental restrictions be amended, so that the restrictions conform to policies that are standard for all State Farm Mutual Funds. The current fundamental restriction is set forth below:

     [Interim Fund only] The Fund may not purchase or sell real estate, but the Fund may invest in securities secured by real estate or interests therein.

     [Municipal Bond Fund only] The Fund may not purchase or sell real estate, but the Fund may invest in municipal bonds or money market instruments secured by real estate or interests therein.

     The Board of each Fund proposes that the fundamental investment restriction on investing in real estate be amended as follows:

     The Fund will not purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate.

     The purpose of the proposed amendment is to clarify each Fund's permitted investments and to conform each Fund's policies in these areas to policies that are standard for all State Farm Mutual Funds. The Boards believe that standardized policies will assist the Fund and SFIMC in maintaining compliance with the various investment restrictions to which the Funds are subject.

F.   COMMODITIES

     Each Fund is currently subject to a fundamental investment restriction that does not permit it to invest in commodities or commodity contracts. It is proposed that the current fundamental restriction be amended, so that the restriction conforms to policies that are standard for all State Farm Mutual Funds. The current fundamental restriction is set forth below:

     The Fund may not purchase or sell commodities or commodities contracts, or interests in oil, gas or other mineral exploration or development programs.

     The Board of each Fund proposes that the fundamental investment restriction on commodities be amended as follows:

     The Fund may not purchase or sell commodities or commodity contracts, except that a Fund may (a) enter into futures, options and options on futures, (b) forward contracts and (c) other financial transactions not requiring the delivery of physical commodities.

     The purpose of these changes is to clarify each Fund's permitted investments and to conform each Fund's policies in these areas to policies that are standard for all State Farm Mutual Funds. The Boards believe that standardized policies will assist the Fund and SFIMC in maintaining compliance with the various investment restrictions to which the Funds are subject.

G.   MARGIN PURCHASES, SHORT SALES AND PUTS OR CALLS

     Each Fund is currently subject to a fundamental investment restriction that does not permit it to purchase securities on margin or sell securities short, but permits short-term credits for settlement purposes and the purchase or sale of puts or calls. The existing restriction is not required to be a fundamental investment restriction under the 1940 Act. It is proposed that the current fundamental restriction be deleted. The current fundamental restriction is set forth below:

     The Fund may not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions, or purchase or sell any put or call options or combinations thereof.

     Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. The Funds' current fundamental investment restriction prohibits them from purchasing securities on margin. Policies of the Securities and Exchange Commission allow mutual funds to make initial and variation margin payments in connection with the purchase and sale of futures contracts and options on futures contracts. In the futures markets, "margin" payments are akin to a "performance bond," rather than a loan to purchase securities as is the case in the securities markets. As a result, futures margins typically range from 2-5% of the value of the underlying contract and are marked-to-market on a daily basis. The Funds do not presently intend to purchase securities on margin, but the proposed amendment would permit the Funds to do so. If the intention of the Funds should change, the Statement of Additional Information for the Funds would disclose the risks involved in margin purchases.

     In a short sale, an investor sells a borrowed security with a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against-the-box," an investor sells short while owning the same securities in the same amount, or having the right to obtain equivalent securities. The investor could have the right to obtain equivalent securities, for example, through ownership of options or convertible securities. The Funds do not presently intend to sell securities short, but the proposed amendment would permit the Funds to do so. If the intention of the Funds should change, the Statement of Additional Information for the Funds would disclose the risks involved in selling securities short.

     A call gives the holder the right to buy a security at a certain price within a specific period of time. Calls are very similar to having a long position on a security.

Buyers of calls hope that the security will increase substantially before the option expires, so that they can then buy and quickly resell the amount of securities specified in the contract, or merely be paid the difference in the price of the securities, when they go to exercise the option.

     A put gives the holder the right to sell a security at a certain price within a specific period of time. Puts are very similar to having a short position on a security. Buyers of puts are betting that the price of the security will fall before the option expires, thus enabling them to sell it at a price higher than its current market value and reap an instant profit.

     The Funds do not presently intend to engage in puts or calls, but the proposed amendment would permit the Funds to do so. If the intention of the Funds should change, the Statement of Additional Information for the Funds would disclose the risks involved in engaging in puts or calls.

     Elimination of the current fundamental investment restriction is unlikely to affect the management of the Funds. The 1940 Act requirements relating to margin purchases, short sales and puts and calls will continue to apply to the Funds.

     The purpose of these changes is to clarify each Fund's permitted investments and to conform each Fund's policies in these areas to policies that are standard for all State Farm Mutual Funds. The Boards believe that standardized policies will assist the Fund and SFIMC in maintaining compliance with the various investment restrictions to which the Funds are subject.

H. OWNERSHIP OF SECURITIES OF ISSUERS IN WHICH AFFILIATES OF THE FUND HAVE INVESTED.

     Each Fund is currently subject to a fundamental investment restriction that does not permit it to purchase or retain the securities of any issuer if those officers and directors of the Fund or SFIMC owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer. It is proposed that the current fundamental restriction be deleted. The current fundamental restriction is set forth below:

     The Fund may not purchase or retain for the portfolio of the Fund the securities of any issuer if, to the Fund's knowledge, those directors and officers of the Fund who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of such outstanding securities.

     This restriction is not required by the 1940 Act, but was formerly required by a state law that no longer applies to each Fund. The purpose of the state law that required this restriction was to reduce conflicts of interest in the management of mutual funds. However, the policy focused on fund investments rather than investments by fund officers and trustees. Each Fund has a code of ethics that was adopted in accordance with the rules of the Securities and Exchange Commission and governs the personal securities transactions of each Fund's officers and trustees, and the employees of SFIMC. The Board of each Fund believes that the restrictions on personal investments in the code of ethics are a better way to prevent the occurrence of conflicts of interest. Therefore, it is proposed that this restriction be eliminated.

I.   RESTRICTED STOCK

     Each Fund is currently subject to a fundamental investment restriction that does not permit it to purchase restricted securities. Restricted securities are privately issued securities, including those that may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). The Boards recommend that this investment restriction be deleted. The current fundamental restriction is set forth below:

     The Fund may not purchase securities subject to restrictions on disposition under the Securities Act of 1933.

     This restriction is not required by the 1940 Act to be fundamental. Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to the Funds. The Funds do not presently intend to purchase restricted securities, but the proposed amendment would permit the Funds to do so.

     The purpose of this change is to clarify each Fund's permitted investments and to conform each Fund's policies in these areas to policies that are standard for all State Farm Mutual Funds. The Boards believe that standardized policies will assist the Funds and SFIMC in maintaining compliance with the various investment restrictions to which the Funds are subject. As a result, the Board of each Fund proposes that this restriction be eliminated.

J.   INVESTMENT COMPANIES.

     Each Fund is currently subject to a fundamental investment restriction that does not permit it to purchase the securities of any other investment company or investment trust, except by purchases in the open market involving no commission or profit (other than the customary broker's commission) to a sponsor or dealer, or except as a part of a plan of merger or consolidation. The Boards recommend that this investment restriction be deleted. The current fundamental restriction is set forth below:

          The Fund may not purchase securities of other investment companies or investment trusts, except by purchases in the open market involving no commission or profit (other than the customary broker's commission) to a sponsor or dealer, and then only in an amount up to 5% of the value of the Fund's total assets, or except as a part of a plan of merger or consolidation.

     This restriction is not required by the 1940 Act to be fundamental; however, the 1940 Act does not permit funds to invest more than 5% of their total assets in the securities of any single investment company or more than 10% of their total assets in the securities of other investment companies in the aggregate, or hold more than 3% of the total outstanding voting stock of any single investment company. If stockholders approve eliminating this restriction, it is expected that the Board of each Fund will adopt a non-fundamental investment restriction for each Fund that permits it to invest in investment companies in accordance with the restrictions imposed by the 1940 Act.

K.   EXERCISING MANAGEMENT OR CONTROL

     Each Fund is currently subject to a fundamental investment restriction that does not permit it to invest in the securities of a company for the purpose of exercising management or control. It is proposed that this current fundamental restriction be deleted. The current fundamental restriction is set forth below:

     The Fund may not invest in the securities of a company for the purpose of exercising management or control.

     This restriction is not required by the 1940 Act, but was formerly required by a state law that no longer applies to each Fund. A fund might be considered to be investing for control if it purchases a large percentage of the securities of a single issuer. The restriction was intended to ensure that a mutual fund would not be engaged in the business of managing another company. Elimination of the above fundamental investment restriction is not expected to have a significant impact on the Funds' investment practices or management because the Funds currently have no intention of investing in companies for the purpose of obtaining or exercising management or control. In addition, the Board of each Fund believes that its elimination could increase the Funds' flexibility when choosing investments in the future. Therefore, it is proposed that this restriction be eliminated.

L.   INVESTING IN UNSEASONED ISSUERS.

     Each Fund is currently subject to a fundamental investment restriction limiting its investment in securities of issuers that have been in operation less than three years ("unseasoned issuers"). It is proposed that the current fundamental restriction be eliminated. The current fundamental restriction is set forth below:

          The Fund may not invest more than 5% of the market value of the Fund's total assets (at the time of the investment) in securities of companies with records of less than three years' continuous operation, including that of predecessors.

     Each Fund originally adopted this restriction to address state requirements in connection with the registration of shares of the Fund for sale in a particular state or states. The Board of each Fund recommends that stockholders of each Fund eliminate this fundamental investment restriction. Under current federal law, the state law requirements no longer apply to each Fund. In addition, the Boards believe that elimination of this restriction could increase the Funds' flexibility when choosing investments in the future.

M.   INDUSTRY CONCENTRATION

     Each Fund is currently subject to a fundamental investment restriction that does not permit it to concentrate its investments in any one industry. It is proposed that the current fundamental restriction be amended to read consistent with how the staff of the Securities and Exchange Commission interprets "concentration" under the Investment Company Act of 1940, with the policy applying to 25% or more of each Fund's total assets. The current fundamental restriction is set forth below:

     The Fund may not invest more than 25% of the value of the Fund's total assets in any one industry except that the Fund may invest more than 25% of the value of the Fund's total assets in certificates of deposit or bankers' acceptances of U.S. commercial banks when deemed advisable in view of yield differentials and money market conditions (this restriction is not applicable to municipal bonds and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

The Board of each Fund proposes that the fundamental investment restriction on industry concentration be amended as follows:

     The Fund will not invest 25% or more of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

     [For Municipal Bond Fund only] The Municipal Bond Fund may not invest in securities other than municipal securities, except that it may make temporary investments (up to 20% of its total assets under normal circumstances) in certain short-term taxable securities issued by or on behalf of municipal or corporate issuers, obligations of the United States Government and its agencies or instrumentalities, commercial paper, bank certificates of deposit, and any such items subject to short-term repurchase agreements.

     The purpose of this proposal is to clarify each Fund's fundamental policy on industry concentration and to conform each Fund's policy in this area to the interpretation of the Securities and Exchange Commission, and to one that is expected to be standard for all of the State Farm Mutual Funds. The Boards believe that standardized policies will assist the Funds and SFIMC in maintaining compliance with the various investment restrictions to which the State Farm funds are subject.

N.   SENIOR SECURITIES

Currently, the Funds do not have a fundamental investment restriction regarding the issuance of senior securities. The Board of each Fund proposes that the following fundamental investment restriction on issuing senior securities be adopted:

     The Fund will not issue senior securities except to the extent the activities permitted by its fundamental investment restrictions on borrowing and lending may be deemed to give rise to a senior security.

     The purpose of this proposal is to clarify each Fund's fundamental policy on the issuance of senior securities and to conform each Fund's policy in this area to one that is expected to be standard for all of the State Farm Mutual Funds. The Boards believe that standardized policies will assist the Funds and SFIMC in maintaining compliance with the various investment restrictions to which the State Farm Mutual Funds are subject.


  THE BOARDS OF INTERIM FUND AND MUNICIPAL BOND FUND UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS OF EACH OF INTERIM FUND AND MUNICIPAL BOND FUND APPROVE THE
      CHANGES IN THAT FUND'S FUNDAMENTAL RESTRICTIONS BY VOTING "FOR" EACH
                         SUB-PROPOSAL IN PROPOSAL 5(b).


     OTHER BUSINESS. The Boards are not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of stockholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote matters in accordance with their best judgment.

OFFICERS OF THE FUNDS. The following table sets forth the officers of the Funds:

                           POSITION(S) HELD WITH               PRINCIPAL OCCUPATION(S) DURING
NAME AND AGE               THE FUNDS                           PAST FIVE YEARS
------------               ---------                           ---------------
Edward B. Rust, Jr.*,      Director and President, State       CHAIRMAN OF THE BOARD, CEO, AND DIRECTOR - State Farm Mutual
Age 50                     Farm Growth Fund, Inc., State       Automobile Insurance Company; PRESIDENT, CEO, AND DIRECTOR -
                           Farm Balanced Fund, Inc.,           State Farm Life Insurance Company, State Farm Life and
                           State Farm Interim Fund, Inc.,      Accident Assurance Company, State Farm Annuity and Life
                           and State Farm Municipal Bond       Insurance Company, State Farm General Insurance Company,
                           Fund, Inc.                          State Farm Fire and Casualty Company, State Farm Investment
                                                               Management Corp.; CHAIRMAN OF THE BOARD AND DIRECTOR (SINCE
                                                               1999), State Farm Federal Savings Bank; TRUSTEE, CHAIRMAN OF
                                                               THE BOARD AND PRESIDENT, State Farm Variable Product Trust
                                                               (since 1997); PRESIDENT, CEO, AND DIRECTOR (SINCE 1997) -
                                                               State Farm VP Management Corp.; PRESIDENT - State Farm
                                                               County Mutual Insurance Company of Texas; DIRECTOR - State
                                                               Farm Lloyds, Inc., State Farm International Services, Inc.;
                                                               CHAIRMAN OF THE BOARD, PRESIDENT, AND TREASURER - State Farm
                                                               Companies Foundation

Roger S. Joslin*,          Director, Senior Vice               VICE CHAIRMAN, CHIEF FINANCIAL OFFICER, SENIOR VICE
Age 64                     President and Treasurer, State      PRESIDENT, TREASURER, AND DIRECTOR - State Farm Mutual
                           Farm Growth Fund, Inc., State       Automobile Insurance Company; DIRECTOR - State Farm Life
                           Farm Balanced Fund, Inc.,           Insurance Company, State Farm Life and Accident Assurance
                           State Farm Interim Fund, Inc.,      Company, State Farm Annuity and Life Insurance Company;
                           and State Farm Municipal Bond       DIRECTOR, VICE PRESIDENT, AND TREASURER - State Farm General
                           Fund, Inc.                          Insurance Company, State Farm Lloyds, Inc., State Farm
                                                               Investment Management Corp., State Farm International
                                                               Services, Inc.; DIRECTOR, VICE PRESIDENT AND TREASURER
                                                               (SINCE 1999) State Farm Federal Savings Bank; TRUSTEE, VICE
                                                               PRESIDENT AND TREASURER (SINCE 1997), State Farm Variable
                                                               Product Trust; DIRECTOR, VICE PRESIDENT, AND TREASURER
                                                               (SINCE 1997) - State Farm VP Management Corp.; CHAIRMAN OF
                                                               THE BOARD, TREASURER, AND DIRECTOR - State Farm Fire and
                                                               Casualty Company; TREASURER - State Farm County Mutual
                                                               Insurance Company of Texas; ASSISTANT TREASURER - State Farm
                                                               Companies Foundation

Kurt G. Moser,             Senior Vice President, State        SENIOR VICE PRESIDENT - INVESTMENTS (SINCE 1998) VICE
Age 56                     Farm Growth Fund, Inc., State       PRESIDENT - INVESTMENTS - State Farm Mutual Automobile
                           Farm Balanced Fund, Inc.,           Insurance Company, State Farm County Mutual Insurance
                           State Farm Interim Fund, Inc.,      Company of Texas, State Farm Lloyds, Inc.; SENIOR VICE
                           and State Farm Municipal Bond       PRESIDENT - INVESTMENTS (SINCE 1998), VICE PRESIDENT -
                           Fund, Inc.                          INVESTMENTS, AND DIRECTOR - State Farm Life Insurance
                                                               Company, State Farm Life and Accident Assurance Company,
                                                               State Farm Annuity and Life Insurance Company, State Farm
                                                               Fire and Casualty Company, State Farm General Insurance
                                                               Company; SENIOR VICE PRESIDENT - INVESTMENTS (SINCE 1998),
                                                               INVESTMENT OFFICER - State Farm Indemnity Company; VICE
                                                               PRESIDENT - INVESTMENTS (Since 1998) State Farm Florida
                                                               Insurance Company; SENIOR VICE PRESIDENT (SINCE 1997), VICE
                                                               PRESIDENT, AND DIRECTOR (PRIOR TO 1997) - State Farm
                                                               Investment Management Corp.; VICE PRESIDENT (SINCE 1997)
                                                               -State Farm Variable Product Trust; DIRECTOR (SINCE 1997) -
                                                               State Farm VP Management Corp.; VICE PRESIDENT - INVESTMENTS
                                                               - State Farm International Services, Inc.; UNDERWRITER -
                                                               State Farm Lloyds, Inc.


Paul N. Eckley,            Senior Vice President, State        SENIOR VICE PRESIDENT - INVESTMENTS AND ASSISTANT
Age 46                     Farm Growth Fund, Inc. and          SECRETARY-TREASURER (SINCE 1998), VICE PRESIDENT - COMMON
                           State Farm Balanced Fund, Inc.      STOCKS - State Farm Mutual Automobile Insurance Company,
                                                               State Farm Fire and Casualty Company; SENIOR VICE PRESIDENT
                                                               - INVESTMENTS AND ASSISTANT SECRETARY-TREASURER (SINCE 1998)
                                                               - State Farm General Insurance Company, State Farm Life
                                                               Insurance Company, State Farm Life and Accident Assurance
                                                               Company, State Farm Annuity and Life Insurance Company,
                                                               State Farm Indemnity Company, State Farm County Mutual
                                                               Insurance Company of Texas, State Farm Lloyds, Inc.; SENIOR
                                                               VICE PRESIDENT (SINCE 1997), AND INVESTMENT OFFICER (PRIOR
                                                               TO 1997) - State Farm Investment Management Corp.; VICE
                                                               PRESIDENT (SINCE 1997) - State Farm Variable Product Trust

Susan D. Waring            Vice President, State Farm          VICE PRESIDENT (SINCE 2000) - State Farm Mutual Automobile
Age 51                     Growth Fund, Inc., State            Insurance Company, State Farm Investment Management Corp.,
                           Farm Balanced Fund, Inc.,           State Farm Variable Product Trust, State Farm Mutual Fund
                           State Farm Interim Fund,            Trust; VICE PRESIDENT - AGENCY - (1997-2000) - State Farm
                           Inc., State Farm Municipal          Mutual Automobile Insurance Company; EXECUTIVE ASSISTANT
                           Bond Fund, Inc.                      (1995-1997) - State Farm Mutual Automobile Insurance Company

John S. Concklin,          Vice President, State Farm          VICE PRESIDENT - COMMON STOCKS AND ASSISTANT
Age 54                     Growth Fund, Inc. and State         SECRETARY-TREASURER (SINCE 1997), VICE PRESIDENT - FIXED
                           Farm Balanced Fund, Inc.            INCOME - State Farm Mutual Automobile Insurance Company,
                                                               State Farm Life Insurance Company, State Farm Fire and
                                                               Casualty Company, State Farm Life and Accident Assurance
                                                               Company, State Farm Annuity and Life Insurance Company,
                                                               State Farm General Insurance Company, VICE PRESIDENT -
                                                               COMMON STOCKS (SINCE 1997), State Farm Indemnity Company,
                                                               State Farm Lloyds, Inc.; INVESTMENT OFFICER - State Farm
                                                               Investment Management Corp.; VICE PRESIDENT (SINCE 1997) -
                                                               State Farm Variable Product Trust

David R. Grimes,           Assistant Vice President and        ASSISTANT VICE PRESIDENT OF ACCOUNTING - State Farm Mutual
Age 58                     Secretary, State Farm Growth        Automobile Insurance Company; ASSISTANT VICE PRESIDENT AND
                           Fund, Inc., State Farm              SECRETARY - State Farm Investment Management Corp., State
                           Balanced Fund, Inc., State          Farm Variable Product Trust; ASSISTANT VICE PRESIDENT AND
                           Farm Interim Fund, Inc., and        SECRETARY (SINCE 1997) - State Farm VP Trust; ASSISTANT VICE
                           State Farm Municipal Bond           PRESIDENT AND SECRETARY (SINCE 1997) - State Farm VP
                           Fund, Inc.                          Management Corp.

Jerel S. Chevalier,        Assistant Secretary -               DIRECTOR OF MUTUAL FUNDS - State Farm Mutual Automobile
Age 62                     Treasurer, State Farm Growth        Insurance Company; ASSISTANT SECRETARY - TREASURER - State
                           Fund, Inc., State Farm              Farm Investment Management Corp.; ASSISTANT
                           Balanced Fund, Inc., State          SECRETARY-TREASURER (SINCE 1997), State Farm Variable
                           Farm Interim Fund, Inc., and        Product Trust
                           State Farm Municipal Bond
                           Fund, Inc.

Howard A. Thomas,          Assistant Secretary-Treasurer,      DIRECTOR OF MUTUAL FUNDS (SINCE 1998) - State Farm Mutual
Age 53                     State Farm Growth Fund, Inc.,       Automobile Insurance Company; MANAGER OF ACCOUNTING BENEFITS
                           State Farm Balanced Fund,           (1988 - 1998) - State Farm Mutual Automobile Insurance
                           Inc., State Farm Interim Fund,      Company; ASSISTANT SECRETARY - TREASURER (SINCE 1998) -
                           Inc., and State Farm Municipal      State Farm Investment Management Corp., State Farm Variable
                           Bond Fund, Inc.                     Product Trust

Donald O. Jaynes,          Assistant Secretary, State          ASSOCIATE GENERAL COUNSEL, State Farm Mutual Automobile
Age 52                     Farm Growth Fund, Inc., State       Insurance Company; ASSISTANT SECRETARY (SINCE 1998) - State
                           Farm Balanced Fund, Inc.,           Farm Investment Management Corp., State Farm Variable
                           State Farm Interim Fund, Inc.,      Product Trust
                           and State Farm Municipal Bond
                           Fund, Inc.

Stephen L. Horton,         Assistant Secretary, State          COUNSEL - State Farm Mutual Automobile Insurance Company;
Age 43                     Farm Growth Fund, Inc., State       ASSISTANT SECRETARY (SINCE 2000) - State Farm Investment
                           Farm Balanced Fund, Inc.,           Management Corp., State Farm Variable Product Trust;
                           State Farm Interim Fund, Inc.,      ASSISTANT SECRETARY (SINCE 1999) - State Farm VP Management
                           and State Farm Municipal Bond       Corp.
                           Fund, Inc.

David M. Moore,            Assistant Secretary, State          COUNSEL (SINCE 1997), ASSISTANT TAX COUNSEL (1995-1997) -
Age 39                     Farm Growth Fund, Inc., State       State Farm Mutual Automobile Insurance Company; ASSISTANT
                           Farm Balanced Fund, Inc.,           SECRETARY (SINCE 2000) - State Farm Investment Management
                           State Farm Interim Fund, Inc.,      Corp., State Farm Variable Product Trust.
                           and State Farm Municipal Bond
                           Fund, Inc.

Michael L. Tipsord,        Assistant Secretary, State          VICE PRESIDENT AND ASSISTANT TREASURER (SINCE 1998),
Age 41                     Farm Growth Fund, Inc., State       EXECUTIVE ASSISTANT - OPERATIONS (SINCE 1997), ASSISTANT
                           Farm Balanced Fund, Inc.,           CONTROLLER (1996-1997), DIRECTOR OF ACCOUNTING (1995-1996)-
                           State Farm Interim Fund, Inc.,      State Farm Mutual Automobile Insurance Company; ASSISTANT
                           and State Farm Municipal Bond       SECRETARY - State Farm Investment Management Corp.,
                           Fund, Inc.                          ASSISTANT SECRETARY (SINCE 1997) - State Farm Variable
                                                               Product Trust; TREASURER (SINCE 1996) - Insurance Placement
                                                               Services, Inc.

Donald E. Heltner,         Vice President, State Farm          VICE PRESIDENT - FIXED INCOME AND ASSISTANT
Age 53                     Balanced Fund, Inc. and State       SECRETARY-TREASURER, State Farm Life Insurance Company,
                           Farm Interim Fund, Inc.             State Farm Life and Accident Assurance Company, and State
                                                               Farm Annuity and Life Insurance Company (since 1998); VICE
                                                               PRESIDENT - FIXED INCOME, State Farm Mutual Automobile
                                                               Insurance Company, State Farm Fire and Casualty Company,
                                                               State Farm General Insurance Company, State Farm Indemnity
                                                               Company, and State Farm Lloyds, Inc.; prior to 1998, VICE
                                                               PRESIDENT, Century Investment Management Co.

Julian R. Bucher           Vice President, State Farm          VICE PRESIDENT - MUNICIPAL SECURITIES AND ASSISTANT
Age 58                     Municipal Bond Fund, Inc.           SECRETARY - TREASURER, State Farm Mutual Automobile
                                                               Insurance Company, State Farm Fire and Casualty Company,
                                                               State Farm Life Insurance Company, State Farm Life and
                                                               Accident Assurance Company, and State Farm General Insurance
                                                               Company (since 1997); VICE PRESIDENT - MUNICIPAL SECURITIES,
                                                               State Farm Indemnity Company and State Farm Lloyds, Inc.
                                                               (since 1997); prior to 1997, INVESTMENT OFFICER, State Farm
                                                               Investment Management Corp.

[DISCLOSE ANY FAMILIAL RELATIONSHIPS BETWEEN ANY DIRECTORS AND/OR OFFICERS]

[DISCLOSE ANY PENDING LITIGATION ADVERSE TO THE FUNDS TO WHICH A DIRECTOR OR OFFICER IS INVOLVED]

BENEFICIAL OWNERSHIP. The following table shows certain information regarding the beneficial ownership of shares of each Fund as of ____________, 2001 by each director and by all directors and executive officers of the Funds as a group:
[INCLUDE OWNERSHIP IN THE ADVISER AND ITS AFFILIATES AND UNDERWRITER, AND, IN THE CASE OF OTHER DIRECT OR INDIRECT INTERESTS, DESCRIBE THE NATURE OF SUCH INTERESTS. (SEE ITEM 22(b) OF SCHEDULE A).]

                                                                                        PERCENTAGE OF
                                                                                        OUTSTANDING
NAME                                FUND                      NO. OF SHARES             SHARES HELD
----                                ----                      -------------             -----------
Edward B. Rust, Jr.                 Growth Fund
                                    Balanced Fund
                                    Interim Fund
                                    Municipal Bond Fund

Roger S. Joslin                     Growth Fund
                                    Balanced Fund
                                    Interim Fund
                                    Municipal Bond Fund

Thomas M. Mengler                   Growth Fund
                                    Balanced Fund
                                    Interim Fund
                                    Municipal Bond Fund

James A. Shirk                      Growth Fund
                                    Balanced Fund
                                    Interim Fund
                                    Municipal Bond Fund

Donald Altorfer                     Growth Fund
                                    Balanced Fund
                                    Interim Fund
                                    Municipal Bond Fund

Victor Boschini                     Growth Fund
                                    Balanced Fund
                                    Interim Fund
                                    Municipal Bond Fund

David L. Vance                      Growth Fund
                                    Balanced Fund
                                    Interim Fund
                                    Municipal Bond Fund

Kurt G. Moser                       Growth Fund
                                    Balanced Fund
                                    Interim Fund
                                    Municipal Bond Fund

Paul N. Eckley                      Growth Fund
                                    Balanced Fund
                                    Interim Fund
                                    Municipal Bond Fund

Trustees and                        Growth Fund
executive officers                  Balanced Fund
as a group                          Interim Fund
                                    Municipal Bond Fund

--------------
*less than 1%

[DISCLOSE OTHER STOCKHOLDERS HOLDING A 5% OR GREATER INTEREST]

     Directors or officers who are interested persons do not receive any compensation from the Funds for their services to the Funds but rather receive compensation from State Farm Mutual Automobile Insurance Company, the parent of SFIMC, and its affiliates for their services. This will be the case for the Trust if the Reorganization is approved. The Trustees who are not interested persons of the Trust will receive from the Trust a retainer equal to $750 per calendar quarter, and a fee for each meeting of the Board of Trustees attended at a rate of $750 per meeting. Each series of the Trust will share in the expenses pro-rata based upon the relative net assets of each series as of the end of the most recently completed calendar quarter. In addition, Trustees who are not interested persons of the Trust will be reimbursed for any out-of-pocket expenses incurred in connection with the affairs of the Trust.

     The table below shows, for each individual named above as a disinterested director of the Funds, the total compensation that all existing funds advised by SFIMC accrued for each disinterested trustee during the fiscal year ended November 30, 2000.

------------------------------------------------------------------------
                                      Total Compensation from the Fund
                                         Complex Paid to Director
    Director (Trustee)                            (Trustee)
------------------------------------------------------------------------
Thomas M. Mengler                                  $14,400
------------------------------------------------------------------------
James A. Shirk                                     $14,400
------------------------------------------------------------------------
Donald Altorfer                                      $0
------------------------------------------------------------------------
Victor Boschini                                      $0
------------------------------------------------------------------------
David L. Vance                                       $0
------------------------------------------------------------------------


         This proxy statement is being sent to you by the Boards of Directors of the Funds for voting at the special meeting and at any and all adjournments of that Meeting. This proxy statement was first mailed to stockholders on or about __________, 2001.

     OTHER INFORMATION. The Funds are organized as open-end management investment companies organized as corporations under the laws of the state of Maryland, on December 9, 1966 (Growth and Balanced Funds), on December 6, 1976 (Bond Fund) and on November 10, 1976 (Interim Fund).

     VOTING REQUIREMENTS. You have the right to cast one vote for each share you own, on each matter submitted to a vote of the stockholders at the Meeting; no shares have cumulative voting rights. Some of the proposals at this Meeting require a higher percentage of shares voting in favor to be approved than other proposals. The following chart shows the required votes to approve a proposal.

-------------------------------------------------------------------------
              PROPOSAL                     VOTE REQUIRED TO APPROVE
-------------------------------------------------------------------------
1.  Approving the Reorganization      A majority of the outstanding
                                      shares of each of the Funds
-------------------------------------------------------------------------
2.  Ratifying the Funds' Directors    A plurality of the shares of the Funds
(if Proposal 1 is not approved)       present in person or by proxy at the
                                      Meeting and entitled to vote. (Election by
                                      plurality means those persons who receive
                                      the highest number of votes cast up to the
                                      total number of persons
                                      to be elected as trustees at the
                                      Meeting shall be elected.)
-------------------------------------------------------------------------
3.  Changing the Funds' investment    The lesser of (i) 67% of the shares of the
objectives (each voted on             Fund present at the meeting, if more than
separately)                           50% of the outstanding shares of the Fund
                                      are present in person or by proxy
                                      or (ii) more than 50% of the
                                      outstanding shares of the Fund.
-------------------------------------------------------------------------
4.  Changing each Fund's              The lesser of (i) 67% of the shares of the
fundamental investment objective to   Fund present at the meeting, if more than
non-fundamental                       50% of the outstanding shares of the Fund
                                      are present in person or by
-------------------------------------------------------------------------

-------------------------------------------------------------------------
                                      proxy or (ii) more than 50% of the
                                      outstanding shares of the Fund.
-------------------------------------------------------------------------
5.  Changing investment policies      The lesser of (i) 67% of the
(each voted on separately)            shares of the Fund present at the
                                      meeting, if more than 50% of the
                                      outstanding shares of the Fund
                                      are present in person or by proxy
                                      or (ii) more than 50% of the
                                      outstanding shares of the Fund.
-------------------------------------------------------------------------

     [INCLUDE INSTRUCTIONS REGARDING HOW TO VOTE? - I.E., YOU MAY VOTE YOUR SHARES BY MAIL (BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD(S)), BY TELEPHONE, OR OVER THE INTERNET.]

     If you properly sign and date your proxy and return it on time, your shares will be voted as you instruct on your proxy card, and as the persons named in the proxy determine on any other business that comes before the meeting. If you properly sign and return your proxy card, but don't mark any instructions on it, your shares will be voted FOR each Proposal. You may revoke your proxy at any time before it is voted by filing with the Fund a written notice of revocation, by delivering another properly signed proxy bearing a later date, or by attending the meeting and voting in person.

     RECORD DATE. The Boards of Directors have fixed the close of business on _____________, 2001 as the record date for determining holders of the Funds' shares entitled to notice of and to vote at the Meeting. At the close of business on the Record Date, there were issued and outstanding ___________ shares of Growth Fund, __________ shares of Balanced Fund, __________ shares of Interim Fund and __________ shares of Municipal Bond Fund.

     REPORTS TO STOCKHOLDERS. Each stockholder has received the Funds' annual report to stockholders for the fiscal year ended November 30, 2000. If you would like another copy of the annual report, please write to the Fund at Three State Farm Plaza, Bloomington, Illinois 61791-0001 or telephone 1-800-______________. The report will be sent to you without charge.

     QUORUM AND ADJOURNMENT. A quorum of stockholders is required to take action at the Meeting. At least a majority of the shares of each Fund entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum of stockholders at the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. If, by the time scheduled for the Meeting, a quorum of stockholders of each of the Funds is not present or if a quorum is present but not enough votes in favor of a Proposal have been received to approve it, the persons named as proxies may propose one or more adjournments of the Meeting to permit further soliciting of proxies from stockholders of the Funds. Any adjournment will require the affirmative vote of a majority of shares of the Funds present (in person or by proxy) at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the Funds' stockholders.

     ABSTENTIONS AND BROKER NON-VOTES. In tallying stockholder votes, abstentions are counted for purposes of determining whether a quorum is present for a meeting. Abstentions have no effect on matters that require a plurality vote and will be counted as a vote against other proposals. The treatment and effect of broker non-votes is not applicable because the Funds' shares are not sold through broker/dealers.

     COSTS OF THE PROXY SOLICITATION. The cost of preparing, printing and mailing these proxy materials, and all other costs in connection with the solicitation of proxies, will be paid by the Funds. Additional solicitation may be made by letter, telephone or telegraph by officers of the Funds, by officers or employees of State Farm Investment Management Corp., principal underwriter and investment adviser to the Funds. Alamo has been engaged to assist in the solicitation of proxies for estimated fees of $45,000 plus reasonable expenses.

     PROPOSALS OF STOCKHOLDERS. Pursuant to the Maryland Code, the Articles of Incorporation and the By-laws of the Funds and Delaware law, the Declaration of Trust and By-laws of the Trust, neither the Funds nor the Trust are required to hold an annual meeting unless the 1940 Act requires a meeting for the election of directors. Meetings of the stockholders will be held when and as determined necessary by the Board of Directors or Trustees, as the case may be, of the Funds or the Trust and in accordance with the 1940 Act. Since the Funds and the Trust do not hold annual meetings of stockholders, the anticipated date of the next meeting cannot be provided, and no date can be given by which a proposal by a stockholder for consideration at such a meeting must be submitted. If you want to submit a proposal for presentation at a meeting of stockholders, you should send the proposal to the offices of the Funds, Three State Farm Plaza, Bloomington, Illinois 61791-0001, Attention: Secretary.

     INVESTMENT ADVISER. SFIMC serves as the investment adviser to each Fund. Subject to the supervision of the Board, SFIMC is responsible for overseeing the day to day operations and business affairs of the Funds. SFIMC's principal office is located at One State Farm Plaza, Bloomington, Illinois 61710-0001. SFIMC is wholly-owned by State Farm Mutual Automobile Insurance Company.

   PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS
                    REQUIRED IF MAILED IN THE UNITED STATES.

                                          For the Boards of Directors

                                                 David R. Grimes
                                                    Secretary

                                                                      EXHIBIT A
                      AGREEMENT AND PLAN OF REORGANIZATION

                          STATE FARM GROWTH FUND, INC.
                         STATE FARM BALANCED FUND, INC.
                          STATE FARM INTERIM FUND, INC.
                      STATE FARM MUNICIPAL BOND FUND, INC.


     This Agreement and Plan of Reorganization (the "Plan") is dated as of_____________, ____ by and among STATE FARM GROWTH FUND, INC. ("Growth Fund"), STATE FARM BALANCED FUND, INC. ("Balanced Fund"), STATE FARM INTERIM FUND, INC. ("Interim Fund"), STATE FARM MUNICIPAL BOND FUND, INC. ("Bond Fund") (each a "Fund" and collectively, the "Funds"), each a Maryland corporation, and STATE FARM ASSOCIATES' FUNDS TRUST, a Delaware business trust ("the Trust"), on behalf of its series [Growth Fund ("New Growth Fund"), Balanced Fund ("New Balanced Fund"), Interim Fund ("New Interim Fund") and Municipal Bond Fund ("New Bond Fund")] (each, a "New Fund" and collectively, the "New Funds"). Each of the parties hereto agree upon the following plan of reorganization:

     1. SUCCESSION OF THE FUNDS BY THE TRUST; DISTRIBUTION OF SHARES OF THE NEW FUNDS. The succession of the Funds by the Trust and the distribution of shares of the New Funds shall occur in the following manner:

     1.1 Growth Fund shall transfer to New Growth Fund, as a series of the Trust, all of its assets in exchange for which New Growth Fund shall simultaneously assume all of the liabilities of Growth Fund, and New Growth Fund shall issue to Growth Fund shares of New Growth Fund equal in number and net asset value to the number and net asset value of shares (including fractional shares) of Growth Fund then outstanding. Growth Fund shall promptly distribute to its shareholders the number of shares of New Growth Fund (including fractional shares) equal in number and net asset value to the number and net asset value of shares (including any fractional shares) of Growth Fund then owned by the shareholder, in exchange for and cancellation of the shareholder's shares of Growth Fund (which series of actions is referred to hereafter as the "Growth Fund Reorganization"). Growth Fund will then terminate its operations and will subsequently be dissolved.

     1.2 Balanced Fund shall transfer to New Balanced Fund, as a series of the Trust, all of its assets in exchange for which New Balanced Fund shall simultaneously assume all of the liabilities of Balanced Fund, and New Balanced Fund shall issue to Balanced Fund shares of New Balanced Fund equal in number and net asset value to the number and net asset value of shares (including fractional shares) of Balanced Fund then outstanding. Balanced Fund shall promptly distribute to its shareholders the number of shares of New Balanced Fund (including fractional shares) equal in number and net asset value to the number and net asset value of shares (including any fractional shares) of Balanced Fund then owned by the shareholder, in exchange for and cancellation of the shareholder's shares of Balanced Fund (which series of actions is referred to hereafter as the "Balanced Fund Reorganization"). Balanced Fund will then terminate its operations and will subsequently be dissolved.

     1.3 Interim Fund shall transfer to New Interim Fund, as a series of the Trust, all of its assets in exchange for which New Interim Fund shall simultaneously assume all of the liabilities of Interim Fund, and New Interim Fund shall issue to Interim Fund shares of New Interim Fund equal in number and net asset value to the number and net asset value of shares (including fractional shares) of Interim Fund then outstanding. Interim Fund shall promptly distribute to its shareholders the number of shares of New Interim Fund (including fractional shares) equal in number and net asset value to the number and net asset value of shares (including any fractional shares) of Interim Fund then owned by the shareholder, in exchange for and cancellation of the shareholder's shares of Interim Fund (which series of actions is referred to hereafter as the "Interim Fund Reorganization"). Interim Fund will then terminate its operations and will subsequently be dissolved.

     1.4 Bond Fund shall transfer to the New Bond Fund, as a series of the Trust, all of its assets in exchange for which New Bond Fund shall simultaneously assume all of the liabilities of Bond Fund, and New Bond Fund shall issue to Bond Fund shares of New Bond Fund equal in number and net asset value to the number and net asset value of shares (including fractional shares) of Bond Fund then outstanding. Bond Fund shall promptly distribute to its shareholders the number of shares of New Bond Fund (including fractional shares) equal in number and net asset value to the number and net asset value of shares (including any fractional shares) of Bond Fund then owned by the shareholder, in exchange for and cancellation of the shareholder's shares of Bond Fund (which series of actions is referred to hereafter as the "Bond Fund Reorganization", and together with the Growth Fund Reorganization, Balanced Fund Reorganization and Interim Fund Reorganization is referred to hereafter as the "Reorganization"). Bond Fund will then terminate its operations and will subsequently be dissolved.

     2. SHAREHOLDER ACCOUNTS; SHARE CERTIFICATES. The distribution to the shareholders of each of the Funds shall be accomplished by establishing an account on the share records of each New Fund in the name of each registered shareholder of the corresponding Fund, and crediting that account with a number of shares of the respective New Fund equal to the number of shares (including any fractional shares) of the corresponding Fund owned of record by the shareholder at the time of the distribution. Outstanding certificates representing shares of each Fund shall thereafter represent an equal number of shares of the corresponding New Fund.

     3. DISSOLUTION OF THE FUNDS. As soon as reasonably practicable after distribution of the shares of the New Funds pursuant to Section 1, but in all events within six months after such distribution, the Funds shall be dissolved, and any further actions shall be taken in connection therewith as required by applicable law.

     4. CLOSING. The Reorganization shall take place on ________, 2001 at _____ p.m., Chicago time, at the offices of____________________________________________, Illinois or at such other date, time or place as may be agreed upon by the parties.

     5. CONDITIONS TO CLOSING. The obligations of the parties to consummate the Reorganization shall be subject to the following conditions:

     a. An amendment to the notification of registration on Form N-8A of each Fund shall have been filed by the Trust with the Securities and Exchange Commission (the "SEC"), and the Trust shall have adopted as its own the Funds' notifications of registration on Form N-8A as amended;

     b. Amendments to the registration statements on Form N-1A of the Funds shall have been filed by the Trust with the SEC and the Trust shall have adopted the registration statements of the Funds as amended as its own, and the registration statement shall have become effective under the Securities Act of 1933, and no stop-order suspending the effectiveness of the registration statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the SEC (other than such stop-order, proceeding or threatened proceeding which shall have been withdrawn or terminated);

     c.   The SEC shall not have issued an unfavorable advisory report under
          Section 25(b) of the Investment Company Act of 1940 nor instituted any proceeding seeking to enjoin consummation of the Reorganization under
          Section 25(c) of the Investment Company Act of 1940;

     d. The Funds and the Trust shall have received an opinion of Bell, Boyd & Lloyd, LLC, Chicago, Illinois, to the effect that the Reorganization qualifies as a "reorganization" under Section 368 of the Internal Revenue Code of 1986, as amended, and the Reorganization of the Funds into the New Funds will not give rise to the recognition of income, deductions, gain or loss for federal income tax purposes to the-Funds, the Trusts, the New Funds, or the shareholders of the Funds;

     e. The Reorganization has been approved by the shareholders of each of the Funds; and

     f. The Funds and the Trust will execute and file articles of transfer with respect to the transactions contemplated hereby with the Department of Assessments and Taxation of the State of Maryland.

     6.   REPRESENTATIONS. The Funds and/or the Trust represent as follows:

     a. The Funds and the Trust are duly organized and existing in good standing under the laws of the state of Maryland and the State of Delaware, respectively;

     b. The Funds and the Trust are each empowered under applicable laws to enter into and perform this agreement; and

     c. The New Funds intend (i) to continue the investment business of the Funds, (ii) to maintain the investment objectives of the Funds as set forth in each Fund's prospectus dated April 1, 2000, as may have been amended and (iii) to market the New Funds to a group of investors that includes the universe of investors to which the Funds are marketed. The New Funds have no plan or intention to sell the investment assets of the Funds except in the ordinary course of business to provide funds to satisfy redemptions or as a result of portfolio management decisions. The initial portfolio managers of the New Funds will be the current portfolio managers of the Funds.

     7. AMENDMENTS OR TERMINATION. This agreement may be amended at any time, and may be terminated at any time before the closing of the Reorganization, either before or after this Plan has been approved by shareholders of each of the Funds, by agreement of the Funds and the Trust, provided that no amendment shall have a material adverse effect upon the interests of shareholders of the Funds. In any case, this Plan may be terminated by any of the Funds or the Trust if the Reorganization has not occurred by the close of business on __________.

     8. DECLARATION OF TRUST. A copy of the Trust's agreement and declaration of trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this agreement is executed on behalf of the trustees of the Trust as the trustees of the Trust and not individually and that the obligations under this instrument are not binding upon any of the trustees, officers or shareholders of the Trust, individually, but binding only upon the assets and property of the New Funds.

     9. FURTHER ACTIONS AND ASSURANCES. At any time after the closing of the Reorganization, the Funds acting through their officers, or if then dissolved through their last officers, shall execute and deliver to the Trust such additional instruments of transfer or other written assurances as the Trust may reasonably request in order to vest in the Trust, acting on behalf of the New Funds, title to the assets transferred by the Funds under this agreement.

     10. GOVERNING LAW. This agreement shall be construed in accordance with applicable federal law and the laws of the State of Illinois, except as to the provisions of Section 8 hereof which shall be construed in accordance with the laws of the State of Delaware.

Dated__________________, 2001


                                STATE FARM GROWTH FUND, INC.,


                                By
                                  --------------------------------------------

                                Title
                                     -----------------------------------------

ATTEST:

-----------------------
Secretary


                                STATE FARM BALANCED FUND, INC.,


                                By
                                  --------------------------------------------

                                Title
                                     -----------------------------------------

ATTEST:

-----------------------
Secretary


                                STATE FARM INTERIM FUND, INC.,


                                By
                                  --------------------------------------------

                                Title
                                     -----------------------------------------

ATTEST:

-----------------------
Secretary

                                STATE FARM MUNICIPAL BOND
                                FUND, INC.,


                                By
                                  --------------------------------------------

                                Title
                                     -----------------------------------------

ATTEST:

-----------------------
Secretary


                                STATE FARM ASSOCIATES' FUNDS TRUST on behalf of its series [Growth Fund, Balanced Fund, Interim Fund and Municipal Bond Fund]


                                By
                                  --------------------------------------------

                                Title
                                     -----------------------------------------

ATTEST:

-----------------------
Secretary

               PROXY SOLICITED BY THE BOARDS OF DIRECTORS
             FOR THE SPECIAL MEETING OF STOCKHOLDERS OF THE
        STATE FARM GROWTH FUND, INC., STATE FARM BALANCED FUND, INC.,
                     STATE FARM INTERIM FUND, INC.
     AND STATE FARM MUNICIPAL BOND FUND, INC. TO BE HELD ON MARCH 16, 2001

The undersigned hereby appoints _______________________________, and each of them with full powers of substitution, Proxies for the undersigned to represent and vote the shares of the undersigned at the Special Meeting of Stockholders of the State Farm Growth Fund, Inc., State Farm Balanced Fund, Inc., State Farm Interim Fund, Inc., and State Farm Municipal Bond Fund, Inc., to be held on March 16, 2001, or any adjournment or adjournments thereof as indicated on the reverse side.

The shares to which this Proxy relates will be voted as specified. If no specification is made, such shares will be voted FOR the proposals set forth on this Proxy, and in the discretion of the Proxies in accordance with their best judgement on any other business that may properly come before the meeting.

                                            Date:                         , 2001

     ----------------------------------------------------------------
     Signature(s)
     NOTE: Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

         Please vote by filling in the appropriate box below. If you do not mark any boxes, your Proxy will be voted FOR the proposals set forth below.

    Proposal                                                  FOR             AGAINST            ABSTAIN
     1.   Approval of a reorganization                        [__]              [__]              [__]
          of the Funds into new funds
          called the State Farm Growth
          Fund, State Farm Balanced
          Fund, State Farm Interim Fund
          and State Farm Municipal Bond
          Fund, each a series of a new
          Delaware business trust.

     2.   Ratifying the Funds' Directors                      [__]              [__]              [__]

     3(a). Approval of changes to Growth                      [__]              [__]              [__]
           Fund's investment objective.

     3(b). Approval of changes to                             [__]              [__]              [__]
           Balanced Fund's investment
           objective.

     3(c). Approval of changes to                             [__]              [__]              [__]
           Interim Fund's investment
           objective.

     4.   Approval of changing each                           [__]              [__]              [__]
          Fund's fundamental investment
          objective to non-fundamental.

     5(a). Approve changes in the Growth                     FOR ALL         AGAINST ALL        ABSTAIN ALL
           Fund's fundamental investment                    Except as
           restrictions                                   marked below

                                                              [__]              [__]              [__]

     5(a). Approve changes in the                           FOR ALL         AGAINST ALL        ABSTAIN ALL
           Balanced Fund's fundamental                     Except as
           investment restrictions                        marked below

                                                              [__]              [__]              [__]

     5(b). Approve changes in the                            FOR ALL         AGAINST ALL        ABSTAIN ALL
           Interim Fund's fundamental                       Except as
           investment restrictions                         marked below

                                                              [__]              [__]              [__]

     5(b). Approve changes in the                           FOR ALL         AGAINST ALL        ABSTAIN ALL
           Municipal Bond Fund's                           Except as
           fundamental investment                         marked below
           restrictions
                                                             [__]              [__]              [__]


(A)  Diversification       (E)  Affiliated Purchases               (J)  Commodities
(B)  Unseasoned Issuers    (F)  Margin, Sell Short, Puts or Calls  (K)Investment Companies
                           (G) Underwriting and Real Estate,
(C)  Lending               and Commodities                         (L)  Restricted Stock
(D)  Borrowing             (H)  Underwriting                       (M)  Exercising Management or Control
                           (I)  Real Estate                        (N)  Issuance of Senior Securities


             To vote against a particular proposed change, write the
                     sub-proposal letter on the line below.

                  --------------------------------------------


PLEASE SIGN AND DATE ON REVERSE SIDE